 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
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 Ambassadors Group, Inc.

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AMBASSADORS GROUP, INC.
Dwight D. Eisenhower Building
2001 South Flint Road
Spokane, Washington 99224

April 6, 2009

To Our Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Ambassadors Group, Inc. (the “Company”), which will be held at 10:00 a.m., local time, on May 7, 2009, at 2001 South Flint Road, Spokane, Washington 99224. All holders of the Company’s outstanding common stock as of the close of business on March 23, 2009, are entitled to vote at the Annual Meeting. Enclosed is a copy of the Notice of Annual Meeting of Stockholders, Proxy Statement and Proxy.

Your vote is very important. Whether or not you plan to attend the Annual Meeting, please vote as soon as possible. In order to facilitate your voting, you may vote in person at the meeting by sending in your written proxy, by telephone or by using the internet. Your vote by telephone, over the internet or by written proxy will ensure your representation at the Annual Meeting if you cannot attend in person. Please review the instructions on the proxy card regarding each of these voting options.

Thank you for your ongoing support and continued interest in Ambassadors Group, Inc.

Sincerely,

Chadwick J. Byrd
Secretary

AMBASSADORS GROUP, INC.
Dwight D. Eisenhower Building
2001 South Flint Road
Spokane, Washington 99224

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 7, 2009

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of Ambassadors Group, Inc., a Delaware corporation (the “Company”), will be held at 10:00 a.m., local time, on May 7, 2009, at 2001 South Flint Road, Spokane, Washington 99224, for the following purposes:

1.	To elect three (3) Class II directors to hold office for a three-year term and until their respective successors are elected and qualified.

2. 3.
To ratify the selection of BDO Seidman, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2009.

To approve the Company’s 2009 Equity Participation Plan (the “2009 Plan”).

4.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on March 23, 2009, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and all adjourned meetings thereof.

By Order of the Board of Directors

Chadwick J. Byrd
Secretary

Dated: April 6, 2009

IMPORTANT: WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE, OR YOU MAY VOTE BY TELEPHONE OR VIA THE INTERNET BY FOLLOWING THE DIRECTIONS ON THE PROXY CARD. ANY ONE OF THESE METHODS WILL ENSURE REPRESENTATION OF YOUR SHARES AT THE ANNUAL MEETING.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON MAY 7, 2009: THIS NOTICE AND PROXY STATEMENT AND OUR 2008 ANNUAL REPORT ARE AVAILABLE AT http://bnymellon.mobular.net/bnymellon/epax.

Page

PROXY STATEMENT ...	1

GENERAL INFORMATION ...	1

ELECTION OF DIRECTORS ...	2

Nominees ...	2

Business Experience...	3

Relationships Among Directors or Executive Officers ...	5

Meetings of the Board of Directors and Committees of the Board of Directors .........................................................................................................................................................................	5

Director Nomination Process ...	7

Compensation Committee Interlocks, Insider Participation in Compensation Decisions and Certain Transactions ...	7

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM ...	9
APPROVAL OF THE COMANY'S 2009 EQUITY PARTICIPATION PAN .................................................................................................................................................................................................	10
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ...	17

Independent Registered Public Accounting Firm Fees ...	17

Audit Committee’s Pre-Approval Policy ...	17

Independence ...	18

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS ............................................................................................................................ ................................................................................	18

Compensation Discussion and Analysis ...	18

Executive Officers ...	25

Summary Compensation Table ...	26

Company Plans ...	26

Equity Compensation Plan Information ...	27

Grants of Plan-Based Awards Table ...	28

Outstanding Equity Awards Value at Fiscal Year-End Table ...	29

Option Exercises and Stock Vested Table ...	31

Pension Benefits ...	31

Nonqualified Deferred Compensation ...	31

Employment Contracts, Termination of Employment and Change in Control Arrangements ...................................................................................................................................................	31

Director Compensation Table...	36

INTERESTS OF DIRECTORS, OFFICERS AND OTHERS IN CERTAIN TRANSACTIONS ...................................................................................................................................................................	37

COMPENSATION COMMITTEE REPORT ...	37

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT ......................................................................................................................................................................	38

Section 16(a) Beneficial Ownership Reporting Compliance ...	40

REPORT OF AUDIT COMMITTEE ...	41

CODE OF ETHICS AND CONDUCT ...	43

ANNUAL MEETING ATTENDANCE ...	43

STOCKHOLDER COMMUNICATIONS ...	43

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K ...	43

STOCKHOLDER PROPOSALS ...	43

Stockholder Proposals for Inclusion in Next Year’s Proxy ...	43

Other Stockholder Proposals and Director Nominations ...	43
OTHER BUSINESS ...	44
APPENDIX A ...	A- 1

AMBASSADORS GROUP, INC.
Dwight D. Eisenhower Building
2001 South Flint Road
Spokane, Washington 99224

PROXY STATEMENT

GENERAL INFORMATION

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Ambassadors Group, Inc. (the “Company”) for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at 10:00 a.m., local time, on May 7, 2009, at 2001 South Flint Road, Spokane, Washington 99224, and at any adjournment thereof. If you plan to attend the Annual Meeting and vote in person and need directions, please call Julie Strugar at (509) 568-7800. You may direct your vote without attending the Annual Meeting by telephone, over the internet or by completing and mailing your proxy card or voting instruction card in the enclosed, postage pre-paid envelope. Please refer to the proxy card for instructions.

When such proxy is properly executed and returned, the shares it represents will be voted in accordance with any directions noted thereon. Any stockholder giving a proxy has the power to revoke it at any time before it is voted by written notice to the Secretary of the Company, by issuance of a subsequent proxy, by telephone, or by the internet as more fully described on your proxy card. In addition, a stockholder attending the Annual Meeting may revoke his or her proxy and vote in person if he or she desires to do so, but attendance at the Annual Meeting will not of itself revoke the proxy.

At the close of business on March 23, 2009, the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting, the Company had issued and outstanding 19,036,440 shares of common stock, $0.01 par value per share (the “Common Stock”). Each share of Common Stock entitles the holder of record thereof to one vote on any matter coming before the Annual Meeting. Only stockholders of record at the close of business on March 23, 2009, are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

The enclosed Proxy, when properly executed and returned, also confers discretionary authority with respect to amendments or variations to the matters identified in the Notice of Annual Meeting and with respect to other matters that may be properly brought before the Annual Meeting. At the time of printing this Proxy Statement, management of the Company is not aware of any other matters to be presented for action at the Annual Meeting. If, however, other matters which are not now known to management should properly come before the Annual Meeting, the proxies hereby solicited will be exercised on such matters in accordance with the best judgment of the proxy holders. Neither abstentions nor broker non-votes will be counted for the purposes of determining whether any of the proposals have been approved by the stockholders of the Company, although they will be counted for purposes of determining the presence of a quorum.

The election of directors requires a plurality of the votes cast by the holders of the Common Stock. A “plurality” means that the individuals who receive the largest number of affirmative votes cast are elected as directors, up to the maximum number of directors to be chosen at the Annual Meeting.

The ratification of the selection of the independent registered public accounting firm and the approval of the Company’s 2009 Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock present and voting at the Annual Meeting.

The Company will pay the expenses of soliciting proxies for the Annual Meeting, including the cost of preparing, assembling and mailing the proxy solicitation materials. Proxies may be solicited personally, by mail, by telephone or via the internet, by directors, officers and regular employees of the Company who will not be additionally compensated therefore. It is anticipated that this Proxy Statement and accompanying Proxy will be mailed on or about April 6, 2009, to all stockholders entitled to vote at the Annual Meeting.

The matters to be considered and acted upon at the Annual Meeting are referred to in the preceding notice and are more fully discussed below.

ELECTION OF DIRECTORS
(Item 1 of the Proxy Card)
Nominees

The Company has a classified Board of Directors which is divided into three classes, consisting of three Class I Directors, three Class II Directors and three Class III Directors. At each annual meeting of stockholders, directors are elected for a term of three years to succeed those directors whose terms expire on that annual meeting date. The term of the three Class II Directors, James M. Kalustian, John A. Ueberroth and Joseph J. Ueberroth, will expire at this year’s Annual Meeting. The term of the three Class I Directors, Jeffrey D. Thomas, Richard D. C. Whilden and Ricardo Lopez Valencia, will expire at the Annual Meeting to be held in 2010. The term of the three Class III Directors, Brigitte M. Bren, Daniel G. Byrne and Rafer L. Johnson, will expire at the Annual Meeting to be held in 2011.

At this year’s Annual Meeting, three Class II Directors are to be elected. The nominees for election at the Annual Meeting as Class II Directors are the incumbent directors, James M. Kalustian, John A. Ueberroth and Joseph J. Ueberroth. The enclosed Proxy will be voted in favor of these individuals unless other instructions are given. If elected, the nominees will serve as directors until the Company’s Annual Meeting in the year 2012, and until their successors are elected and qualified. If any nominee declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election (although management knows of no reason to anticipate that this will occur), the proxies may be voted for such substitute nominees as the Board of Directors may designate.

If a quorum is present and voting, the three nominees for Class II Directors receiving the highest number of votes will be elected as Class II Directors. Abstentions and shares held by brokers that are present, but not voted because the brokers are prohibited from exercising discretionary authority, i.e., “broker non-votes,” will be counted as present for purposes of determining if a quorum is present.

The table below sets forth for the current directors, including the Class II nominees to be elected at this meeting, certain information with respect to age and background.

NAME	POSITION WITH COMPANY	AGE	DIRECTOR SINCE
Class II Directors, currently standing for election:

James M. Kalustian (2)(3)	Director	48	2006
John A. Ueberroth	Chairman of the Board	65	1997
Joseph J. Ueberroth (1)	Director	39	2001

Class I Directors, whose term expires at the Annual Meeting to be held in 2010:

Jeffrey D. Thomas	Director, Chief Executive Officer and President	42	2001
Richard D. C. Whilden (2)(3)	Director	75	2001
Ricardo Lopez Valencia (2)(3)	Director	43	2007
Class III Directors, whose term expires at the Annual Meeting to be held in 2011:

Brigitte M. Bren (1)	Director	43	2001
Daniel G. Byrne (1)	Director	54	2005
Rafer L. Johnson (1)	Director	74	2001

(1)	Member of Audit Committee

(2)	Member of Compensation Committee

(3)	Member of Nominating Committee

Business Experience

Class II Directors

James M. Kalustian has served as a director of the Company since May 2006 and as a director of Conance, Inc. since June 2007. Currently, he serves as an independent consultant for healthcare, retail and consumer products. Mr. Kalustian served as the vice president and general manager of Emerging Industries Business Unit of Fair Isaac Corporation (“Fair Isaac”) from April 2007 to January 2009. He has also served as vice president of Government Insurance Products Business Unit of Fair Isaac from March 2006 to March 2007. From November 2004 to February 2007, Mr. Kalustian served as vice president of the Pharmaceutical and Healthcare Business Unit of Fair Isaac. He also has managed Fair Isaac’s business strategy consulting practice. From May 1999 to October 2004, Mr. Kalustian led the healthcare practice and account management discipline and served as chief operating officer and a member of the board of directors of Braun Consulting, Inc. From 1994 to 1999, he was also a co-founder of Vertex Partners, a customer-focused strategic consulting firm that joined Braun in 1999. Prior to founding Vertex Partners, Mr. Kalustian served as a manager at the consulting firm of Corporate Decisions, Inc. (a division of Mercer Management Consulting), and in marketing positions for Raytheon Company, W.R. Grace & Company and Canada Dry.

John A. Ueberroth has served as chairman of the board of the Company since November 2001. Mr. Ueberroth has also served as chairman and chief executive officer of Preferred Hotel Group, Inc., a company in which he is the principal shareholder, since 2004. He served as co-chairman, director, chief executive officer and president of Ambassadors International, Inc. from 1995 to June 2004. He has also been a member of the board of directors of Navigant International from October 2003 to September 2006. Since 1989, Mr. Ueberroth has been a principal of Contrarian Group, Inc., an investment and management company. From 1990 to 1993, he served as chairman and chief executive officer of Hawaiian Airlines. From 1980 to 1989, Mr. Ueberroth served as president of Carlson Travel Group. In addition, Mr. Ueberroth has served as chairman of the Travel Industry Association of America during 1986 and 1987, and president of the United States Tour Operators Association during 1987 and 1988.

Joseph J. Ueberroth has served as a director of the Company since May 2004. He currently serves as president of Bellwether Financial Group, Inc., a position he has held since 1997. He also served as president, chief executive officer and director of Ambassadors International, Inc.  from August 2001 to April 2009. His other involvements include founder and co-chairman of BellPort Group, Inc., an international marina company, and as a general partner and managing member of CGI Opportunity Fund I and II, a venture capital operating company focused on early stage, high growth companies. Mr. Ueberroth also serves on the board of directors of Enwisen, Melones Internacional, S.A. de C.V,  Apache Produce Company and TerraNova Partners, LP.

Class I Directors

Jeffrey D. Thomas has served as chief executive officer, president and director of the Company since November 2001. He served as president of Ambassador Programs, Inc., a wholly owned subsidiary of the Company, from August 1996 through July 2002, and has served as chief executive officer since January 2000. For Ambassadors International, Inc., he served as a director from August 2001 through February 2002 and as chief financial officer between January 1996 and February 2002. From 1989 to 1995, Mr. Thomas held a variety of strategy and business development positions with Adia Personnel Services (now Adecco), Contrarian Group, Inc., and Corporate Decisions, Inc. Mr. Thomas currently serves on the board of directors of Inland Northwest Council for Boy Scouts of America and Scientific Learning. He also serves on the board of trustees of Greater Spokane Incorporated.

Richard D. C. Whilden has served as a director of the Company since November 2001. Since November 2006, Mr. Whilden has served as the chairman of the board of Climos, Inc., a company primarily involved in climate sciences. Since 1990, Mr. Whilden has been a principal of Contrarian Group, Inc., an investment and management company. He served as a director of Ambassadors International, Inc. from November 1995 to November 2008. From March 1996 to March 2000, he served as president and chief executive officer of GetThere, Inc and from June 1996 to July 2000, he also served as chairman of the board. In 1993 and 1994, he was chairman of the board of directors of Caliber Bank in Phoenix, Arizona, and was the chief executive officer, president and chairman of the board of directors of the bank’s holding company, Independent Bankcorp of Arizona, Inc. From 1959 to 1989, Mr. Whilden was employed by TRW, Inc., during which time he served as an executive vice president and general manager of the information businesses segment from 1984 to 1989.

Ricardo Lopez Valencia has served as director of the Company since May of 2007. In July 2007, Mr. Valencia joined Zamas Holdings, LLC, a venture capital and private equity firm, as principal. From 2001 to June 2007, he served as the vice president of Hispanic markets for ING Group. Since 2003, he has served as senior vice president, primarily responsible for the company’s diversity marketing initiatives and financial wealth development programs. Mr. Valencia currently serves on the boards of Children’s Action Alliance, National 4-H, the National Future Farmers of America Foundation, the Children’s Hospital Corporate Advisory, the New York Hispanic Ballet and the West Ed, a national nonprofit education research, development and service agency. Mr. Valencia has served on the boards of the National PTA, International Association of Marketing Students (DECA), the White House Millennium Youth Initiative and the U.S. Department of Education’s Partnership for Family Involvement. He previously served as the executive director of the National Future Farmers of America Alumni Association. In 1983, he became the first Hispanic president of Arizona’s Future Farmers of America. Mr. Valencia has also served as the director of education for USA Today, where he helped make K-12 outreach a major initiative for the nation’s newspaper. He also served as the director of professional development for career and technical education for the State of Arizona.

Class III Directors

Brigitte M. Bren has served as a director of the Company since November 2001. Since 1991, Ms. Bren has served as co-founder, president and chief executive officer of International Strategic Planning, Inc., an international business consulting firm specializing in advising U.S. companies expanding internationally. Ms. Bren served as a director of Ambassadors International, Inc., from February 2001 to November 2008. From 1999 to 2003, she served as of counsel to Arter & Hadden, LLP, in its Los Angeles office. From 1993 to 1995, Ms. Bren served as vice president of international marketing/sales and vice president of governmental affairs for Mark Goodson Productions.

Daniel G. Byrne has served as a director of the Company since May 2005. Since 1983, Mr. Byrne has served as executive vice president–finance, chief financial officer and assistant secretary of Sterling Financial Corporation. He is also the assistant secretary and treasurer of INTERVEST Mortgage Investment Company and Action Mortgage Company, and the secretary and treasurer of Harbor Financial. Before joining Sterling, Mr. Byrne was employed by the accounting firm of Coopers & Lybrand in Spokane, Washington. He is a past lieutenant governor of Kiwanis International. Mr. Byrne is a past member of the Board of Trustees, its Executive Committee and the Finance Committee for Gonzaga Preparatory School. He is a member of the Board of Directors of Spokane Community Mental Health. He serves as a member of the American Institute of Certified Public Accountants, the Washington Society of Certified Public Accountants, the Financial Manager’s Society and the American Community Bankers Association and its Accounting Committee. Mr. Byrne is a certified public accountant and graduated from Gonzaga University in 1977 with a bachelor’s degree in Accounting.

Rafer L. Johnson has served as a director of the Company since November 2001 and as a director of Ambassadors International, Inc. since 1995. Mr. Johnson is a world and Olympic record holder in the decathlon. Mr. Johnson devotes a substantial amount of his time to mentally and physically handicapped children and adults. He has been associated with California Special Olympics since its inception in 1969, served as the president of its board of directors for 11 years, and currently is chairman of its board of governors. He has been appointed to national and international foundations and presidential commissions, with a concentration on youth development. Mr. Johnson also is national head coach for Special Olympics International and a member of its board of directors. In addition, Mr. Johnson serves on a variety of special boards and committees in the worlds of sports and community services.

Relationships Among Directors or Executive Officers

Joseph J. Ueberroth, a member of the Company’s Board of Directors, is a nephew to John A. Ueberroth, the Company’s chairman of the board. Jeffrey D. Thomas, the Company’s chief executive officer, president and a member of the Company’s Board of Directors, is married to Margaret M. Thomas, the Company’s executive vice president, and president and chief operating officer of the Company’s wholly owned subsidiary, Ambassador Programs, Inc. Other than these relationships, there are no family relationships among the directors or executive officers of the Company.

Meetings of the Board of Directors and Committees of the Board of Directors

During 2008, there were four meetings of the Board of Directors. The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating Committee. The members of each committee are selected by the majority vote of the Board of Directors. No director attended fewer than 75% of the aggregate number of meetings held by the Board of Directors and all committees on which such director served.

The Board of Directors has determined that each of the directors, except Jeffrey D. Thomas and John A. Ueberroth, is independent within the meaning of the rules and regulations of the Securities and Exchange Commission and the Nasdaq Stock Market, Inc. (“Nasdaq”) director independence standards (“Listing Standards”), as currently in effect. Furthermore, the Board of Directors has determined that each of the members of each of the committees of the Board of Directors is “independent” within the meaning of the rules and regulations of the Securities and Exchange Commission and the Nasdaq Listing Standards, as currently in effect.

Audit Committee

The Company has a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Audit Committee makes recommendations for selection of the Company’s independent registered public accounting firm, reviews with the independent registered public accounting firm the plans and results of the audit engagement, approves professional services provided by the independent registered public accounting firm, reviews the independence of the independent registered public accounting firm, considers the range of audit and any non-audit fees, and reviews the financial statements of the Company and the adequacy of the Company’s internal accounting controls and financial management practices.

The Audit Committee consists of Daniel G. Byrne, chairman, Brigitte M. Bren, Rafer L. Johnson, and Joseph J. Ueberroth. The Board of Directors has determined that, based upon his prior work experience and his tenure and experience on the Company’s Audit Committee, Mr. Byrne qualifies as an “Audit Committee Financial Expert” as this term has been defined under the rules and regulations of the Securities and Exchange Commission.

There were eight meetings of the Audit Committee during the fiscal year ended December 31, 2008. See Report of Audit Committee. The charter of the Audit Committee is attached as Appendix A to the Company’s 2007 Proxy Statement filed with the Securities and Exchange Commission on April 2, 2007.

Compensation Committee

The Compensation Committee is responsible for determining compensation for the Company’s executive officers, reviewing and approving executive compensation policies and practices, and providing advice and input to the Board of Directors in the administration of the Company’s 2001 Equity Participation Plan (the “Incentive Plan”). The Compensation Committee from time to time engages and consults with independent compensation consultants Milliman USA, Inc. (“Milliman”) and Watson Wyatt Worldwide (“Watson Wyatt”) in the performance of its duties. Milliman and Watson Wyatt provide market data, historical compensation information, and advice regarding best practices in executive compensation and compensation trends for executive officers and directors.

The Compensation Committee consists of Richard D. C. Whilden, chairman, James M. Kalustian and Ricardo Lopez Valencia.

There were seven meetings of the Compensation Committee during the fiscal year ended December 31, 2008. See Compensation Committee Report.

Nominating Committee

The Nominating Committee evaluates nominations for new members of the Board of Directors. The Nominating Committee considers candidates based upon their business and financial experience, personal characteristics, expertise that is complementary to the background and experience of other Board of Directors members, willingness to devote the required amount of time to carrying out the duties and responsibilities of membership on the Board of Directors, willingness to objectively appraise management performance, and any such other qualifications the Nominating Committee deems necessary to ascertain the candidates’ ability to serve on the Board of Directors.

The Nominating Committee consists of Richard D. C. Whilden, chairman, James M. Kalustian, and Ricardo Lopez Valencia.

There was one meeting of the Nominating Committee during the fiscal year ended December 31, 2008. The charter of the Nominating Committee is attached as Appendix A to the Company’s 2008 Proxy Statement filed with the Securities and Exchange Commission on April 8, 2008.

Director Nomination Process

    The Nominating Committee will consider director candidates recommended by stockholders. Stockholders who wish to submit names of candidates for election to the Board of Directors must do so in writing. The recommendation should be sent to the following address: c/o Secretary, Ambassadors Group, Inc., Dwight D. Eisenhower Building, 2001 South Flint Road, Spokane, Washington 99224. The Company’s secretary will, in turn, forward the recommendation to the Nominating Committee. The recommendation should include the following information:

•	A statement that the writer is a stockholder and is proposing a candidate for consideration by the Nominating Committee;

•	The name and contact information for the candidate;

•	A statement of the candidate’s occupation and background, including education and business experience;

•	Information regarding each of the factors considered by the Nominating Committee, as listed above, sufficient to enable the committee to evaluate the candidate;

•
A statement detailing (i) any relationship or understanding between the candidate and the Company, or any customer, supplier, competitor, or affiliate of the Company, and (ii) any relationship or understanding between the candidate and the stockholder proposing the candidate for consideration, or any affiliate of such stockholder; and

•	A statement that the candidate is willing to be considered for nomination by the committee and willing to serve as a director if nominated and elected.

Stockholders must also comply with all requirements of the Company’s bylaws, a copy of which is available from the Company’s secretary upon written request, with respect to nomination of persons for election to the Board of Directors. The Company may also require any proposed nominee to furnish such other information as the Company or the committee may reasonably require to determine the eligibility of the nominee to serve as a director. In performing its evaluation and review, the committee generally does not differentiate between candidates proposed by stockholders and other proposed nominees, except that the committee may consider, as one of the factors in its evaluation of stockholder recommended candidates, the size and duration of the interest of the recommending stockholder or stockholder group in the equity of the Company.

The Nominating Committee did not receive any stockholder recommendations for nomination to the Board of Directors in connection with this year’s Annual Meeting. The nominees for election at the Annual Meeting as Class II Directors are the incumbent directors, James M. Kalustian, John A. Ueberroth, and Joseph J. Ueberroth. Stockholders wishing to submit nominations for next year’s annual meeting of stockholders must notify the Company of their intent to do so on or before the date specified under “Stockholder Proposals–Other Stockholder Proposals and Director Nominations.”

Compensation Committee Interlocks, Insider Participation in Compensation Decisions and Certain Transactions

The Compensation Committee is composed of three non-employee directors, Richard D. C. Whilden, chairman, James M. Kalustian and Ricardo Lopez Valencia. No executive officer of the Company has served during 2008 or subsequently as a member of the board of directors or compensation committee of any entity which has one or more executive officers who serve on the Company’s Board of Directors or the Compensation Committee. During fiscal 2008, no member of the Company’s Compensation Committee had any relationship or transaction with the Company required to be disclosed pursuant to Item 404 of Regulation S-K under the Exchange Act.

The Board of Directors unanimously recommends that you vote FOR the election of each of James M. Kalustian, John A. Ueberroth, and Joseph J. Ueberroth as Class II Directors of the Company. Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the Proxy or, if no direction is made, for each of the above-named nominees. The election of directors requires a plurality of the votes cast by the holders of the Company’s Common Stock present and voting at the Annual Meeting.

RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(Item 2 of the Proxy Card)

The Audit Committee of the Board of Directors has selected BDO Seidman, LLP (“BDO”) to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2009, and the Board of Directors recommends that the stockholders ratify such appointment at the Annual Meeting.

BDO has no financial interest in the Company and neither it nor any member or employee of the firm has had any connection with the Company in the capacity of promoter, underwriter, voting trustee, director, officer or employee. The Delaware General Corporation Law does not require the ratification of the selection of registered public accounting firm by the Company’s stockholders, but in view of the importance of the financial statements to the stockholders, the Board of Directors deems it advisable that the stockholders pass upon such selection. A representative of BDO will be present at this year’s Annual Meeting of Stockholders. The representative will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

In the event the stockholders fail to ratify the selection of BDO, the Audit Committee will reconsider whether or not to retain the firm. Even if the selection is ratified, the Audit Committee and the Board of Directors in their discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

The Board of Directors unanimously recommends that you vote FOR this proposal (Proposal 2 on the Proxy) to ratify the selection of the independent registered public accounting firm. Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the Proxy or, if no direction is made, in favor of this proposal. In order to be adopted, this proposal must be approved by the affirmative vote of the holders of a majority of the shares of Common Stock present and voting at the Annual Meeting.

APPROVAL OF THE COMPANY’S 2009 EQUITY PARTICIPATION PLAN
(Item 3 of the Proxy Card)

The Board of Directors has determined that it is advisable and in the best interest of the Company’s stockholders to adopt the 2009 Plan. The Board of Directors unanimously approved and adopted the 2009 Plan. The Board of Directors is seeking approval of the 2009 Plan by the Company’s stockholders. The 2009 Plan will become effective on May 7, 2009, provided that the 2009 Plan is approved by the stockholders of the Company at the Annual Meeting.

The principal features of the 2009 Plan are summarized below, but the summary is qualified in its entirety by reference to the text of the 2009 Plan which is attached hereto as Appendix A. The Company encourages you to read the 2009 Plan carefully.

Purpose of the 2009 Plan

The purpose of the 2009 Plan is to provide additional incentive for directors, employees and consultants to further the Company’s growth, development and financial success by personally benefiting through the ownership of the Company’s Common Stock, or other rights which recognize such growth, development and financial success. The Board of Directors also believes that the 2009 Plan will enable the Company to obtain and retain the services of directors, employees and consultants that are considered essential to the Company’s long-term success by offering them an opportunity to own stock and other rights that reflect the Company’s financial success.

Administration of the 2009 Plan

The 2009 Plan will be administered by a committee (the “Committee”) of three (3) or more directors appointed by the Board of Directors.  Each of the Committee members must be (i) an “outside director” within the meaning of Section 162(m) of the Code (ii) a “non-employee director” within the meaning of Rule 16b-3 of the Exchange Act and (iii) “independent” for purposes of any applicable listing requirements.

Subject to the provisions of the 2009 Plan, the Committee has sole authority to make all determinations under the 2009 Plan. The Committee also has such additional powers as are delegated to it under the 2009 Plan. Absent specific rules to the contrary, action by the Committee requires the consent of a majority of the members of the Committee.

Securities Subject to the 2009 Plan

Pursuant to the 2009 Plan, the maximum aggregate number of shares of Common Stock that may be issued is 1,200,000 shares, plus any shares of Common Stock which as of May 7, 2009 are available for issuance under the Company’s 2001 Equity Participation Plan, that the Company estimates to be approximately 200,000 shares. In addition to the extent that an award (or an award made previously under the Company’s 2001 Equity Participation Plan) lapses, expires, is canceled, is terminated unexercised or ceases to be exercisable for any reason, or the rights of its holder (or holder for purposes of prior plan awards) terminate, any shares of Common Stock subject to such award or prior plan award will be available for the grant of a new award under the 2009 Plan, and the 1,200,000 maximum share amount that may be issued under the 2009 Plan will be increased by such number of shares.  The maximum number of shares of Common Stock subject to option awards and stock appreciation rights (“SARs”) granted to any one (1) employee during any calendar year under the 2009 Plan is 200,000 shares.

In the event that changes are made to the Company’s outstanding Common Stock by reason of an extraordinary cash dividend, reorganization, merger, consolidation, combination, split-up, spin-off or exchange occurring after the date of grant, any outstanding awards and any award agreements evidencing such awards will be adjusted by the Board of Directors in its discretion as to the number and price or other consideration subject to such awards. In addition, in the event of certain adjustments to the Company’s Common Stock, the aggregate number of shares available under the 2009 Plan and Section 162(m) deduction limits will be appropriately adjusted by the Board of Directors.

Subject to certain conditions, for purposes of the 2009 Plan, the fair market value of a share of Common Stock as of any given date will be the closing price of a share of Common Stock as reported on Nasdaq or any other exchange on which the Common Stock of the Company may be listed on such date.

Eligibility

The Company’s employees, consultants and directors are eligible to receive awards under the 2009 Plan. As of March 1, 2009, the Company had approximately 232 employees.  The Company currently has nine (9) directors, seven (7) of which are independent directors. Subject to the provisions of the 2009 Plan, the Committee determines which employee, consultant or director will be granted awards. No employee, director or consultant is entitled to participate in the 2009 Plan as a matter of right, nor does any such participation constitute assurance of continued employment or board service. Only those employees, directors and consultants who are selected to receive grants by the Committee may participate in the 2009 Plan.

Awards Under the 2009 Plan

The 2009 Plan provides that the Committee may grant or issue stock options, restricted stock awards, unrestricted stock awards, restricted stock units, performance unit awards, performance share awards, distribution equivalent rights, stock appreciation rights, or any combination thereof. In the past, the Committee has only awarded stock options and restricted stock awards.

Non-Qualified Stock Options. Non-Qualified stock options (“NQSOs”) provide for the right to purchase shares of Common Stock at a price determined by the Committee which may not be less than fair market value on the date of grant, subject to certain adjustments, and usually will become exercisable (in the discretion of the Committee) in one or more installments after the grant date, subject to the completion of the applicable vesting period. NQSOs may be granted for any term specified by the Committee, but may not exceed ten (10) years.

Incentive Stock Options. Incentive stock options (“ISOs”) are designed to comply with the applicable provisions of the Code, and will be subject to certain restrictions contained in the Code. Among such restrictions, ISOs must have an exercise price not less than the fair market value of a share of Common Stock on the date of grant, may only be granted to employees, and must not be exercisable after a period of ten (10) years measured from the date of grant. ISOs, however, may be subsequently modified to disqualify them from treatment as ISOs. The total fair market value of shares (determined as of the respective date or dates of grant) for which one or more options granted to any employee by the Company (including all options granted under the 2009 Plan and all other option plans of the Company) that may for the first time become exercisable as ISOs during any one calendar year shall not exceed the sum of $100,000. To the extent this limit is exceeded, the options granted will be NQSOs. In the case of an ISO granted to an individual who owns (or is deemed to own) more than 10% of the total combined voting power of the Company (a “10% Owner”), the 2009 Plan provides that the exercise price must be at least 110% of the fair market value of a share of Common Stock subject to the ISO and the ISO must not be exercisable after a period of five (5) years measured from the date of grant.

Restricted and Unrestricted Stock. Restricted stock may be issued at such price, if any, and may be made subject to such restrictions (including time vesting or satisfaction of performance milestones), as may be determined by the Committee. Restricted stock, typically, is subject to forfeiture if certain conditions or restrictions are not met. In general, restricted stock may not be sold, or otherwise hypothecated or transferred, until the vesting restrictions applicable to such shares are removed or expire. Recipients of restricted stock, unlike recipients of options, generally will have voting rights and will receive dividends prior to the time when the restrictions lapse. The Committee is also permitted to award or sell up to 100,000 shares of unrestricted stock which are not subject to restrictions under the 2009 Plan.

Restricted Stock Unit Awards. The holder of a restricted stock unit will be entitled to receive payment in cash or shares of Common Stock, based upon the number of restricted stock units awarded to the holder, if the holder satisfies individual service-based vesting requirements. The payment will be made no later than the fifteenth (15th) day of the third (3rd) calendar month following the end of the calendar year in which the restricted stock unit first becomes vested. The payment will be subject to a “substantial risk of forfeiture” under Section 409A of the Code. At the time of the award, the Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions relating to the restricted stock units, including rules pertaining to the effect of termination of employment, director status or consultant status prior to expiration of the applicable vesting period. The terms and conditions of the award agreements need not be identical.

Performance Unit Awards. Performance unit awards may be granted by the Committee based upon, among other things, the contributions, responsibilities and other compensation of the particular recipient. Generally, these awards will be based on specific performance criteria. The holder of a performance unit will be entitled to receive a cash payment equal to the dollar value assigned to such unit if the holder and/or the Company satisfy the performance goals.

Performance Share Awards. Performance share awards entitle the holder to receive shares of Common Stock upon the satisfaction of certain performance goals and objectives determined by the Committee. At the time of such award, the Committee may prescribe additional terms and conditions or restrictions relating to the awards, including, but not limited to, rules pertaining to the effect of termination of the holder’s employment, director status or consultant status prior to the expiration of the applicable period. The holder of a performance share award will have no rights as a stockholder of the Company until such time, if any, as the holder actually receives shares pursuant to the award.

Distribution Equivalent Rights. Distribution equivalent rights entitle a holder to receive bookkeeping credits, cash payments and/or Common Stock distributions equal in amount to the distributions that would have been made to the holder if such holder held a specified number of shares of Common Stock during the period the holder held the right.

Stock Appreciation Rights. SARs provide for the payment of an amount to the holder based upon increases in the price of the Company’s Common Stock over a set base price. The base price of any SAR granted under the 2009 Plan must be at least 100% of the fair market value of a share of Common Stock on the date of grant. Under the 2009 Plan, SARs will be settled in cash or shares of Common Stock, or a combination of both.

Termination of Employment, Director Status or Consultant Status

Termination of Employment or Director Status. The following terms will apply with respect to the termination of a holder’s employment with, or status as a director of, the Company for any reason, except to the extent such terms are inconsistent with the terms of the applicable award agreement (in which case the terms of the applicable award agreement will control) or the terms of the holder’s employment agreement with the Company (in which case the terms of the applicable employment agreement will control). A holder’s rights to exercise NQSOs and SARs will terminate:

(1) Ninety (90) days after the date of termination of employment or after the date of termination as a director, if such termination is for a reason other than the holder’s total and permanent disability or death;

(2) One (1) year after the date of termination of employment or director status, if such termination is on account of the holder’s total and permanent disability; or

(3) One (1) year after the date of the holder’s death, if such termination is on account of the holder’s death.

A holder’s rights to exercise ISOs will terminate:

(1) Three (3) months after the date of termination of employment, if such termination is for a reason other than the holder’s total and permanent disability or death;

(2) One (1) year after the date of termination of employment, if such termination is on account of the holder’s total and permanent disability; or

(3) One (1) year after the date of the holder’s death, if termination is on account of the holder’s death.

Subject to the discretion of the Committee, if a holder’s employment with, or status as a director of, the Company terminates for any reason prior to the satisfaction or lapse of the restrictions, vesting requirements, or terms and conditions applicable to an award of restricted stock or restricted stock unit, the restricted stock or restricted stock unit, as the case may be, will immediately be canceled, and the holder will forfeit any rights or interests in and with respect to any such restricted stock or restricted stock unit.

Termination of Consultant Status. The following terms will apply with respect to the termination of a holder’s status as a consultant, except to the extent such terms are inconsistent with the terms of the applicable award agreement (in which case the terms of the applicable award agreement will control). A holder’s rights to exercise NQSOs or SARs will terminate:

(1) Ninety (90) days after the date of termination, if such termination is for a reason other than the holder’s death; or

(2) One (1) year after the date of the holder’s death, if such termination is on account of the holder’s death.

Subject to the discretion of the Committee, if the status of a holder as a consultant terminates for any reason prior to the satisfaction or lapse of the restrictions, vesting requirements, or terms and conditions applicable to an award of restricted stock, or restricted stock unit, as the case may be,  the restricted stock or restricted stock unit will immediately be canceled, and the holder will forfeit any rights or interests in and with respect to any such restricted stock or restricted stock unit.

Special Termination Rule. If a holder’s employment with, or status as a director of, the Company is terminated, and if, within ninety (90) days of such termination, such holder becomes a consultant, the holder’s rights with respect to any award granted prior to the date of termination may be preserved. Similarly, if a holder’s status as a consultant is terminated, and if, within ninety (90) days of such termination, the holder becomes an employee or a director, such holder’s rights with respect to any award granted prior to the date of termination may be preserved.

Termination for “Cause.” If a holder’s employment, director status or engagement as a consultant with the Company is terminated by the Company for “Cause” (as defined in the 2009 Plan), all of the holder’s then outstanding awards will expire immediately and be forfeited in their entirety upon termination.

Terms of Option Awards

Term of Options. The term of an option will be set by the Committee, but will not be more than 10 years from the date the option is granted (five years in the case of an ISO granted to a 10% stockholder).

Vesting of Options. Each option agreement will contain the period during which the right to exercise the option in whole or in part vests in the optionee.

Exercise of Options. An option may be exercised for any vested portion of the shares subject to the option until the option expires. An option or a portion of an option may be exercised by delivery of an irrevocable notice of exercise to the Company. The exercise price must be paid in full in the manner prescribed by the Committee as set forth in the 2009 Plan and the applicable option agreement. Separate stock certificates will be issued by the Company for those shares of Common Stock acquired pursuant to the exercise of the option.

“Change of Control”

Upon a “Change of Control,” options granted under the 2009 Plan will automatically become fully vested and exercisable and shares of restricted stock granted under the 2009 Plan will automatically become fully vested, no longer subject to restrictions.

For a holder who is a party to an employment or consulting agreement with the Company that defines “Change of Control,” “Change of Control” will have the same meaning as provided for in the agreement. For a holder who is not a party to such an agreement, “Change of Control” will mean the satisfaction of any one or more of the following conditions:

(1) Any person, other than the Company or an affiliate or an employee benefit plan of the Company, becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities;

(2) The closing of a merger, consolidation or other business combination (a “Business Combination”) other than a Business Combination in which holders of the Common Stock immediately prior to the Business Combination have substantially the same proportionate ownership of common stock of the surviving corporation immediately after the Business Combination as immediately before;

(3) The closing of an agreement for the sale or disposition of all or substantially all of the Company’s assets to any entity that is not an affiliate;

(4) The approval by the holders of shares of Common Stock of a plan of complete liquidation of the Company other than a liquidation of the Company into any subsidiary or a liquidation a result of which persons who were stockholders of the Company immediately prior to such liquidation have substantially the same proportionate ownership of shares of common stock of the surviving corporation immediately after such liquidation as immediately before; or

(5) Within any twenty-four (24) month period, the Company’s incumbent directors cease to constitute at least a majority of the board of directors.

A “Change of Control” will not occur if the Company files for bankruptcy, liquidation or reorganization under the United States Bankruptcy Code.

Prohibition Against Repricing

The Committee is not permitted to reduce the exercise price of any outstanding option or SAR, or grant any new award or make any payment of cash in substitution for or upon the cancellation of options or SARs previously granted, unless such action is approved by the holders of a majority of the shares of the Company Common Stock or results from a “Change of Control” or adjustment as provided in the 2009 Plan.

Transferability of Awards

Awards generally may not be assigned, transferred, sold, exchanged, encumbered, pledged or otherwise hypothecated or disposed of in any manner except (i) by will or by the laws of descent and distribution or (ii) except for an ISO, by gift to certain family members of the holder. Awards may be exercised, during the lifetime of the holder, only by the holder or by the holder’s guardian or legal representative unless it has been transferred by gift to a permitted family member of the holder, in which case it may only be exercised by such transferee. Except for awards which are ISOs, awards may be transferred pursuant to the terms of any valid separation agreement or divorce decree.

Amendment and Termination of the 2009 Plan

The 2009 Plan will continue in effect until the tenth (10th) anniversary of the date on which it is adopted by the Board of Directors.  The Board of Directors in its discretion may terminate the 2009 Plan at any time with respect to any shares for which awards have not been granted; provided, however, that the 2009 Plan’s termination must not materially and adversely impair the rights of a holder with respect to any outstanding award without the consent of the holder. The Board of Directors has the right to alter or amend the 2009 Plan from time to time; provided, however, that without stockholder approval, no amendment or modification of the 2009 Plan may (i) materially increase the benefits accruing to holders, (ii) except as otherwise expressly provided in the 2009 Plan, materially increase the number of shares of Common Stock subject to the 2009 Plan or certain individual award agreements, (iii) materially modify the requirements for participation in the 2009 Plan, or (iv) amend, modify or suspend the provisions of the 2009 Plan relating to repricing prohibitions or amendment and termination of the 2009 Plan.  In addition, no change in any outstanding award may be made which would materially and adversely impair the rights of a holder with respect to such award without the consent of the holder (unless such change is required in order to cause the benefits under the 2009 Plan to qualify as “performance-based” compensation within the meaning of Section 162(m) of the Code) or to exempt the 2009 Plan or any award from Section 409A of the Code.

Federal Income Tax Consequences Associated with the 2009 Plan

The following is a general summary under current law of the material federal income tax consequences to participants in the 2009 Plan. This summary deals with the general tax principles that apply and is provided only for general information. Some kinds of taxes, such as state and local income taxes, are not discussed. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. The summary does not discuss all aspects of income taxation that may be relevant in light of a holder’s personal circumstances. This summarized tax information is not tax advice.

NQSOs. If an optionee is granted a NQSO under the 2009 Plan, the optionee will not have taxable income on the grant of the option. Generally, the optionee will recognize ordinary income at the time of exercise in an amount equal to the difference between the option exercise price and the fair market value of a share of Common Stock at such time. The optionee’s basis in the stock for purposes of determining gain or loss on subsequent disposition of such shares generally will be the fair market value of the Common Stock on the date the optionee exercises such option. Any subsequent gain or loss generally will be taxable as capital gains or losses.

ISOs. No taxable income is recognized by the optionee at the time of the grant of an ISO, and no taxable income is recognized for regular tax purposes at the time the option is exercised; however, the excess of the fair market value of the Common Stock received over the option price is an “item of adjustment” for alternative minimum tax purposes. The optionee will recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of a taxable disposition. For federal tax purposes, dispositions are divided into two categories: qualifying and disqualifying. A qualifying disposition occurs if the sale or other disposition is made more than two years after the date the option for the shares involved in such sale or disposition is granted and more than one year after the date the shares are transferred upon exercise. If the sale or disposition occurs before these two periods are satisfied, then a disqualifying disposition will result.

Upon a qualifying disposition, the optionee will recognize long-term capital gain in an amount equal to the excess of the amount realized upon the sale or other disposition of the purchased shares over the exercise price paid for the shares. If there is a disqualifying disposition of the shares, then the excess of the fair market value of those shares on the exercise date over the exercise price paid for the shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be recognized as a capital gain or loss by the optionee.

If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of the fair market value of such shares on the option exercise date over the exercise price paid for the shares. The Company will not be entitled to any income tax deduction if the optionee makes a qualifying disposition of the shares.

Restricted Stock. In general, a participant will not be taxed upon the grant or purchase of restricted stock that is subject to a “substantial risk of forfeiture,” within the meaning of Section 83 of the Code. However, at the time the restricted stock is no longer subject to the substantial risk of forfeiture, the participant will be taxed on the difference, if any, between the fair market value of the Common Stock on the date the restrictions lapsed and the amount the participant paid, if any, for such restricted stock. Recipients of restricted stock under the 2009 Plan may, however, make an election under Section 83(b) of the Code to be taxed at the time of the grant or purchase on an amount equal to the difference, if any, between the fair market value of the Common Stock on the date of transfer and the amount the participant paid, if any, for such restricted stock. If the Section 83(b) election is made, the participant will not recognize any additional income as and when the restrictions applicable to the restricted stock lapses.

Restricted Stock Units.  A participant generally will not have ordinary income upon grant of restricted stock units. When cash or shares of Common Stock are delivered under the terms of the award, the participant will recognize ordinary income equal to the cash payment or the fair market value of the shares delivered, as the case may be, less any amount paid by the participant for such shares.

Performance Unit Awards. A participant who has been granted a performance unit award generally will not recognize taxable income at the time of grant. When an award is paid the participant generally will recognize ordinary income.

Performance Share Awards. A participant generally will not have ordinary income upon grant of performance share awards. When the shares of Common Stock are delivered under the terms of the award, the participant will recognize ordinary income equal to the fair market value of the shares delivered, less any amount paid by the participant for such shares.

Distribution Equivalent Rights. A recipient of a distribution equivalent right generally will not recognize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time. At the time a distribution equivalent is paid, however, the participant will recognize ordinary income.

SARs. No taxable income is generally recognized upon the receipt of a SAR, but upon exercise of the SAR the fair market value of any shares received will be taxable as ordinary income to the recipient in the year of such exercise.

Stock Payments. A participant who receives a stock payment in lieu of a cash payment generally will be taxed as ordinary income in the amount as if he or she received the cash payment.

Tax Deductions and Section 162(m) of the Code. In general, the Company will be entitled to a compensation deduction when and for the same amount that an award recipient recognizes ordinary income. Under Section 162(m), income tax deductions of publicly-held corporations may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises and non-qualified benefits paid) for specified executive officers exceeds $1 million in any one year. This Section 162(m) deduction limit, however, does not apply to certain “performance-based compensation” as provided for by the Code and established by an independent compensation committee. In particular, stock options and SARs will satisfy the “performance-based compensation” exception if the awards are made by a qualifying compensation committee, the underlying 2009 Plan sets the maximum number of shares that can be granted to any person within a specified period and the compensation is based solely on an increase in the stock price after the grant date (i.e., the exercise price or base price is greater than or equal to the fair market value of the stock subject to the award on the grant date). Performance or incentive awards granted under the 2009 Plan may qualify as “qualified performance-based compensation” for purposes of Section 162(m), if such awards are granted or vest upon the pre-established objective performance goals described above.

Section 409A of the Code. Certain awards under the 2009 Plan may be considered “nonqualified deferred compensation” for purposes of Section 409A of the Code, which imposes certain additional requirements regarding the payment of deferred compensation. Generally, if at any time during a taxable year a nonqualified deferred compensation 2009 Plan fails to meet the requirements of Section 409A, or is not operated in accordance with those requirements, all amounts deferred under the 2009 Plan for the taxable year and all preceding taxable years, by any participant with respect to whom the failure relates, are includible in gross income for the taxable year to the extent not subject to a substantial risk of forfeiture and not previously included in gross income. If a deferred amount is required to be included in income under Section 409A, the amount also is subject to interest and an additional income tax. The interest imposed is equal to the interest at the underpayment rate plus one percentage point, imposed on the underpayments that would have occurred had the compensation been includible in income for the taxable year when first deferred, or if later, when not subject to a substantial risk of forfeiture. The additional income tax is equal to 20% of the compensation required to be included in gross income.

2009 Plan Benefits

Because grants under the 2009 Plan are subject to the discretion of the Committee, awards under the 2009 Plan that will be made for the upcoming year are undeterminable. Future option exercise prices under the 2009 Plan are also indeterminable because they will be based upon the fair market value of the Company’s Common Stock on the date of grant.

 The Board of Directors unanimously recommends that you vote FOR this proposal (Proposal 3 on the Proxy) to approve the Company’s 2009 Plan. Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the Proxy or, if no direction is made, in favor of this proposal. In order to be adopted, this proposal must be approved by the affirmative vote of the holders of a majority of the shares of Common Stock present and voting at the Annual Meeting.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Independent Registered Public Accounting Firm Fees

The following table represents fees charged for professional audit services rendered by BDO for the audit of the Company’s financial statements for the years ended December 31, 2008 and 2007, and fees billed by BDO for other services during those years.

	2008	2007
Audit Fees	$351,000	$309,000
Audit - Related Fees	17,000	10,000
Tax Fees	—	—
All Other Fees	—	—
Total	$368,000	$319,000

Audit Fees consist of fees billed for professional services rendered for the integrated audit of the Company’s consolidated financial statements and the review of the Company’s interim consolidated financial statements included in quarterly reports and services that are normally provided by BDO in connection with statutory and regulatory filings or engagements.

Audit-Related Fees consist of fees billed for assurance and related services, primarily related to the audit of the Company’s employee benefit plan financial statements, and are not reported under “Audit Fees.”

All Other Fees consist of fees for products and services other than the services described above.

Audit Committee’s Pre-Approval Policy

During 2008, the Audit Committee of the Board of Directors operated under policies and procedures pre-approving all audit and non-audit services provided by the independent registered public accounting firm and prohibiting certain services from being provided by the independent registered public accounting firm. The Company may not engage its independent registered public accounting firm to render any audit or non-audit service unless the service is approved in advance by the Audit Committee or the engagement to render the service is entered into pursuant to the Audit Committee’s pre-approval policies and procedures.

On an annual basis, the Audit Committee may pre-approve services that are expected to be provided to the Company by the independent registered public accounting firm during the fiscal year. At the time such pre-approval is granted, the Audit Committee specifies the pre-approved services and establishes a monetary limit with respect to each particular pre-approved service, which limit may not be exceeded without obtaining further pre-approval under the policy. For any pre-approval, the Audit Committee considers whether such services are consistent with the rules of the Securities and Exchange Commission on auditor independence.

If the cost of any service exceeds the pre-approved monetary limit, such service must be approved by the Audit Committee. The Audit Committee has delegated authority to the chairman of the Audit Committee to pre-approve any audit or non-audit services to be provided to the Company by the independent registered public accounting firm for which the cost is less than $20,000 per quarter. The chairman must report any pre-approval pursuant to the delegation of authority to the Audit Committee at its next scheduled meeting.

Independence

The Audit Committee has considered whether BDO’s provision of services other than its audit of the Company’s annual financial statement and its review of the Company’s quarterly financial statements is compatible with maintaining such independent registered public accounting firm’s independence and has determined that it is compatible.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Compensation Discussion and Analysis

Overview

This Compensation Discussion and Analysis describes the Company’s compensation philosophy, objectives, and processes, including the methodology for determining executive compensation for the “Named Executive Officers,” as defined under the section entitled “Compensation of Executive Officers and Directors–Summary Compensation Table.” Please also refer to the more detailed compensation disclosures beginning with and following the “Summary Compensation Table” contained in this Proxy Statement.

Overview of Compensation Philosophy and Guiding Principles

The Company recognizes and values the critical role that executive leadership plays in its performance. The Company’s executive compensation philosophy is intended to ensure that executive compensation is aligned with its business strategy, objectives and stockholder interests, and is designed to attract, motivate and retain highly qualified and key executives. The Company’s executive compensation philosophy is designed to pay conservatively competitive total compensation based on continuous improvements in corporate performance, and individual and team contributions that are aligned with stated business strategies and objectives. To implement its philosophy, the Company sets base compensation at competitive levels relative to executives holding positions with similar responsibilities at comparable companies and focuses heavily on performance based incentives to motivate and encourage employees to achieve superior results for the Company and its stockholders. Executive compensation elements generally consist of a base salary, an annual cash award and long-term equity compensation.

Role of the Compensation Committee

The Company’s Board of Directors appoints members to the Compensation Committee to assist in recommending, managing and reviewing executive compensation for the Named Executive Officers. The Compensation Committee reviews and approves salaries, annual awards, long-term incentive compensation, benefits, and other compensation in order to ensure that the Company’s executive compensation strategy and principles are aligned with its business strategy, objectives and stockholder interests. The Compensation Committee meets quarterly prior to the quarterly meeting of the Board of Directors. Each member of the Compensation Committee is independent within the meaning of the rules and regulations of the Securities and Exchange Commission and the Nasdaq Listing Standards, as currently in effect. Further, the Board of Directors has determined that each member of the Compensation Committee is an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code (the “Code”).

The Compensation Committee engaged Watson Wyatt to act as the executive compensation consultant for the Company during 2008.  The Compensation Committee maintains the sole authority to enter or terminate the relationship with an independent compensation consultant such as Watson Wyatt.  The Compensation Committee engaged Watson Wyatt to assist in the executive compensation process by providing competitive compensation information from peer-group companies and from published surveys for a company with comparable revenues.

Executive Compensation Methodology

The Compensation Committee takes into account various qualitative and quantitative indicators of corporate and individual performance in determining the level and composition of compensation to be paid to the Named Executive Officers. The Compensation Committee considers such corporate performance measures as net income, earnings per share, cash flow, growth and enrollments, and may vary its quantitative measurements from employee to employee, and from year to year. The Compensation Committee also appreciates the importance of achievements that may be difficult to quantify, and accordingly recognizes qualitative factors such as superior individual performance, new responsibilities or positions within the Company, leadership ability and overall management contributions to the Company. The Company’s Chief Executive Officer consults with the Compensation Committee and provides recommendations with respect to the compensation of other Named Executive Officers. The Compensation Committee determines the compensation of the Chief Executive Officer in its executive sessions. Watson Wyatt assists the Compensation Committee in aligning the Company’s practices with the marketplace for talent, internal equity and performance requirements unique to the Company.

In general, the process by which the Compensation Committee makes decisions relating to executive compensation includes, but is not limited to, consideration of the following factors:

•	The Company’s executive compensation philosophy and practices
•	The Company’s performance relative to peers and industry standards
•	Success in attaining annual and long-term goals and objectives
•	Alignment of executive interests with stockholder interests through equity-based awards and performance-based compensation
•	Individual and team contributions, performance and experience
•	Total compensation and the mix of compensation elements for each Named Executive Officer
•	Competitive market practices

•	Individual and team contributions, performance and experience
•	Total compensation and the mix of compensation elements for each Named Executive Officer
•	Competitive market practices

Watson Wyatt assisted the Compensation Committee in identifying executives holding comparable positions found in published surveys and proxy data sources reflecting industry practices of similar organizations. Published survey data selection for comparable executive positions was based primarily on annual revenues.  The surveys used for the 2008 compensation decision process included:

•	2007/08 Watson Wyatt Top Management Compensation Report. This survey consists of executive compensation data from 1,375 organizations in 77 industries across the United States.
•	2007/08 Mercer Executive Benchmark Database. This survey covers 173 positions as reported by 2,450 organizations located in the United States.

In addition to considering survey data, Watson Wyatt performed a proxy analysis of 20 peer companies. The Compensation Committee and management determine the criteria for peer company selection that included non-financial, profitable, companies with non-founder chief executive officers with sales between $200 million and $450 million, market capitalizations between $300 million and $1 billion, and chief executive officers with over one year of tenure. The following companies were included in the peer group comparison:

• B&G Foods Inc	• Inter Parfums Inc	• Synaptics Inc
• Medical Action Industries	• Skillsoft Plc	• Cognex Corp
• Foster (Lb) Co	• Raven Industries Inc	• National Presto Inds Inc
• Argon St Inc	• Park Electrochemical Corp	• Wd-40 Co
• Lindsay Corp	• Prepaid Legal Services Inc	• Martek Biosciences Corp
• K-Sea Transportation	• Medicines Co	• Epiq Systems Inc
• Blue Nile Inc	• K-Swiss Inc

The survey data and proxy data utilized by the Compensation Committee generally includes:

•	base salary,
•	annual incentive award,
•	total cash compensation,
•	pay adjustment trends,
•	long-term incentives, and
•	retirement and capital accumulation,
•	benefits and perquisites, and
•	equity ownership.

The Compensation Committee assesses the competitive market of each component of the executives’ compensation and in the aggregate. Based upon these competitive reference points the Compensation Committee establishes base salary ranges and target short-term and long-term incentive amounts. The Compensation Committee then considers each individuals experience and performance in determining base salary levels and determines the required performance for short and long-term target incentives.

  In implementing the Company’s compensation program, the Compensation Committee seeks to achieve a balance between compensation and the Company’s annual and long-term budgets and business objectives, encourage executive performance in furtherance of stated Company goals, provide variable compensation based on the performance of the Company, create a stake in the executive officer’s efforts by encouraging stock ownership in the Company, and align executive remuneration with the long-term interests of the Company’s stockholders.

Executive Compensation Program Elements

The Compensation Committee annually reviews the Company’s compensation program to ensure that pay levels and incentive opportunities are competitive with the market and reflect the performance of the Company. For 2008, the Compensation Committee established targets for annual incentive awards and equity based compensation based on a percentage of base salary. The particular elements of the compensation program for the Named Executive Officers consist of the following:

Base Salary. Base salary is set to attract and retain executive talent taking into consideration competitive market conditions with respect to comparable companies. Base salaries for the Named Executive Officers are established at levels considered appropriate in light of the duties and scope of responsibilities of each executive officer’s position, and the experience the individual brings to the position. Salaries are reviewed periodically and adjusted as warranted. Factors that are considered in this review of executive officers base salary include, but are not limited to, sustained individual performance and long-term business growth and development. Base salaries are managed within a competitive range for each position, reflecting both job performance and market forces. Jeffrey D. Thomas’ salary has not changed since 2004 and Margaret M. Thomas’ salary has not changed since 2007. In 2008, Chadwick Byrd’s salary increased approximately 8% to $168,000, as compared to $155,000.

Annual Incentive Awards. Annual incentive awards are designed to focus the Company’s Named Executive Officers on annual operating achievement by compensating individuals based on achievement of specific goals related to Company performance and long-term stockholder value. Named Executive Officers are eligible for an annual incentive award, calculated by the Compensation Committee as a percentage of the executive officer’s base salary. For 2008, the maximum award for Named Executive Officers ranged from 100% to 220% of base annual salary, depending on the executive officer’s position. Although amounts would have been payable to both Mr. Thomas and Mrs. Thomas in 2008,  they voluntarily declined their annual incentive awards due to decreased earnings and the current economic downturn. The Compensation Committee appreciated this proactive action during these unusual times. Mr. Byrd received an award of $91,000, a 23% decrease from the prior year, which is also due to decreased earnings and the current state of the economy. The Compensation Committee engaged Watson Wyatt to review executive compensation for 2008 and beyond, and to improve the correlation between the Company’s annual incentive awards and long-term stockholder value.

The Company pays annual incentive awards to its Named Executive Officers based upon the achievement of pre-established targets that are indicative of the Company’s performance, as well as individual performance milestones to the extent they are met by the executive officer.

The pre-established targets and individual performance milestones for 2008 for each Named Executive Officer were approved by the Compensation Committee in August 2007. In February 2009, the Compensation Committee reviewed actual performance during 2008 against the pre-established targets and individual milestones. A summary of the results of the Compensation Committee’s review is set forth below:

Jeffrey D. Thomas. Mr. Thomas was eligible for a maximum incentive award of $880,000. Mr. Thomas voluntarily declined his incentive award for 2008. Therefore, the Compensation Committee did not evaluate the following performance milestones: 1) Earnings per Share; 2) Non-Traditional Enrollment; 3) Business Expansion; 4) Delegates Traveled; and 5) Leadership Development. Mr. Thomas also declined participation in two special incentive opportunities based on: 1) Earnings per Share and 2) 2009 Enrollments.

Margaret M. Thomas. Mrs. Thomas was eligible for a maximum incentive award of $400,000. Mrs. Thomas voluntarily declined her incentive award for 2008. Therefore, the Compensation Committee did not evaluate the following performance milestones: 1) Earnings per Share; 2) Delegate Count; 3) Delegates Traveled; and 4) Value of the Brand. Mrs. Thomas also declined her  two special incentive opportunities based on: 1) Earnings per Share and 2) 2009 Enrollments.

Chadwick J. Byrd. Mr. Byrd was eligible for a maximum incentive award of $175,000. The Compensation Committee awarded Mr. Byrd an incentive award of $91,000 based upon an evaluation of the following six performance milestones: 1) Earnings per Share; 2) COGS, OpEX, and Tax Efficiencies; 3) Development of Green Managers; and 4) Delegates Traveled. In addition, there are two special incentive opportunities based on: 1) Earnings per Share and 2) Enrollments. The Compensation Committee assessed Mr. Byrd's performance relative to each component for 2008 as follows:

Earnings per Share: A maximum of $3,500 was payable for every $0.01 that the Company’s earnings per share exceeded $1.57 per share. The Company’s earnings per share for 2008 was $0.97. The Compensation Committee determined that no payment would be made to Mr. Byrd’s annual incentive award with regard to this milestone.

Cost of Goods Sold (“COGS”), Operating Expenses (“OpEx”), and Tax efficiencies: A maximum of $3,000 was payable for every $100,000 COGS, OpEx and/or Tax efficiencies that were realized. The Compensation Committee determined that Mr. Byrd exceeded outstanding expectations in achieving this milestone and awarded him $81,000.

Development of Management Successors: A maximum of $10,000 was payable for every Manager (up to two) who was immediately capable of promotion to their immediate supervisors position by December 31, 2008. A maximum of $30,000 was payable for every Manager who was immediately capable of promotion to the CFO position (limited to two) by December 31, 2008. The Compensation Committee determined that Mr. Byrd met basic expectations in achieving developed successor managers and awarded him 13% of the potential payment, increasing his annual incentive award by $10,000.

Delegates Traveled: A maximum of $10,000 was payable based upon delegates traveled in 2008 exceeding those traveled in 2007. The Compensation Committee determined that no payment would be made to Mr. Byrd’s annual incentive award with regard to this milestone.

Earnings per Share: A maximum of $3,500 was payable for every $0.01 that the Company’s earnings per share exceeded $1.15 per share. The Company’s earnings per share for 2008 was $0.97. The Compensation Committee determined that no payment would be made to Mr. Byrd’s annual incentive award with regard to this milestone.

Enrollments: A maximum of $1,670 was payable for every 1,000 enrollments over 25,000 at October 15, 2008 (limited to a total payout of $25,050). The Compensation Committee determined that no payment would be made to Mr. Byrd’s annual incentive award with regard to this milestone.

Information regarding the annual incentive compensation for 2008 awarded to each of the Named Executive Officers is shown in the “Non-Equity Incentive Plan Information” column of the “Summary Compensation Table” and the “Estimated Future Payouts Under Non-Equity Incentive Plan Awards” column of the “Grants of Plan-Based Awards Table”.

Watson Wyatt performed an executive compensation survey for 2009, which found salaries in the aggregate to be 38% below median competitive values and annual incentive value to be 10% above median competitive values for the Named Executive Officers. In August 2008, the Compensation Committee approved increases in base salary for the Named Executive Officers, based upon Watson Wyatt research and their recommendations, which were built around the position, responsibilities, experience and performance of the Named Executive Officers. However, based upon economic conditions and the outlook for 2009, management and the Compensation Committee determined that it was not the appropriate time to implement the Watson Wyatt market and performance based recommendations. In addition to foregoing a 20-35% base salary increase, the Named Executive Officers agreed to reduce their maximum annual incentive awards for 2009 by approximately 50-65% from 2008 levels.

The pre-established targets and individual performance milestones for 2009 for each Named Executive Officer were approved by the Compensation Committee in February 2009. A summary of the results of the Compensation Committee’s review is set forth below:

2009 Incentive Plan. Mr. Thomas will be eligible for a target incentive award of $150,000 and a maximum incentive award of $300,000. Mrs. Thomas will be eligible for a target incentive award of $66,000 and a maximum incentive award of $132,000. Mr. Byrd will be eligible for a target incentive award of $42,000 and a maximum incentive award of $84,000. The Compensation Committee will determine the amount of the incentive based upon an evaluation of the following four performance milestones: 1) Earnings per Share; 2) Gross Revenue; 3) Net Revenue; and 4) Operational Excellence. The Compensation Committee will assess performance relative to each component for 2009 as follows:

Earnings per Share: $5,250, $1,980, and $1,260 will be payable for every $0.01 that the Company’s earnings per share exceeds $0.80 per share, up to $1.00 per share, for Mr. Thomas, Mrs. Thomas, and Mr. Byrd, respectively.

Enrolled Revenue: $1,500, $660, and $420 will be payable for every $1.0 million that the Company’s gross enrolled revenue for 2010 programs on October 16, 2009 exceeds $150.0 million, up to $200.0 million, for Mr. Thomas, Mrs. Thomas, and Mr. Byrd, respectively.

Gross Margin: $2,500, $1,100, and $700 will be payable for every $1.0 million that the Company’s gross margin exceeds $60.0 million, up to $90.0 million, for Mr. Thomas, Mrs. Thomas, and Mr. Byrd, respectively.

Operational Excellence: $563, $330, and $210 will be payable for every one day that the Company’s operational excellence exceeds 100 days, up to 180 days, for Mr. Thomas, Mrs. Thomas, and Mr. Byrd, respectively. Days of operational excellence measure safety, customer operations, and customer communication across 18 measurements, all of which must be met at an excellent level to count as one day of operational excellence.

Long-Term Incentive Compensation/Equity-Based Awards. The Company’s long-term incentive program is designed to retain the Named Executive Officers and to align the interests of the Named Executive Officers with the interests of the Company’s stockholders. The Company’s long-term incentive program consists of periodic grants of stock options and restricted stock, which are made at the discretion of the Compensation Committee under the Incentive Plan. Decisions made by the Compensation Committee regarding the amount of the grant and other discretionary aspects of the grant take into consideration Company performance, individual performance and experience, contributions to the Company’s development, competitive forces to attract and retain senior management, and the nature and terms of grants made in prior years. The Compensation Committee considers the compensation data provided by Watson Wyatt, which sets forth median annualized long-term incentive values, the objectives of the long-term incentives, the availability of shares and the perceived value of the available instruments. A combination of stock options and time-base restricted stock were granted to the Named Executive Officers in 2008 to achieve the objectives of the Company’s long-term incentive program.  Stock options create incentive for increasing the Company’s stock price by aligning executives’ interests with the shareholders’ interests.  Time based restricted stock that have cliff vesting and pay dividends provide significant retention value even with fluctuations in the equity market.

Under the Incentive Plan, in addition to options and restricted stock, the Compensation Committee may also grant, in its discretion, stock appreciation rights and may make other awards.

The Compensation Committee typically grants awards to the Named Executive Officers under the Incentive Plan at its fourth-quarter meeting held each year. Except in very limited circumstances, the Compensation Committee does not grant equity awards to Named Executive Officers at other times during the year. All equity awards are made at fair market value on the date of grant, which is the date on which the Compensation Committee authorizes the grant. Under the Incentive Plan, fair market value is determined by the closing price of the Company’s Common Stock on the date of grant.

In November of 2008, stock options and time-based restricted stock were granted to the Named Executive Officers. The Compensation Committee approves each executive’s a target value for stock awards expressed as a multiple of base salary. The approved value of stock awards granted in 2008 was reduced by 50 percent from the normal multiple of base salary due to the current economic conditions and the outlook for 2009. Approximately half of this value is allocated to stock options and half to restricted stock. The target dollar value associated with stock options is divided by the estimated present value per share to determine the number of option shares to be awarded. The target dollar value associated with restricted stock is divided by the estimated fair market value per share at the time of grant to determine the number of shares of restricted stock to be awarded.

Benefits and Perquisites. Benefits and perquisites are designed to attract and retain key employees in light of competitive market conditions. Currently, the Named Executive Officers are eligible to participate in benefit plans available to all employees including our 401(k) Plan and the Incentive Plan. Other benefits and perquisites are limited and are provided at the discretion of the Compensation Committee. These benefits include medical and dental health insurance plans and life and long-term disability insurance plan benefits. The 401(k) Plan and the medical and dental plans require each participant to pay a contributory amount. The Company provides a matching contribution to its 401(k) Plan, that is discretionary, for participating employees, including the Named Executive Officers. Employee individual plan contributions are subject to the maximum contribution allowed by the Internal Revenue Service. Under the Company’s long-term disability insurance plan, the Company pays insurance premiums of up to $50,000. The Company also supports and encourages Named Executive Officers to hold memberships at local country clubs, for which the Company pays business-related expenses. These memberships are deemed to provide business value to the Company because they provide a place for executives to continue to interact with other business associates in order to develop strategic alliances and/or business opportunities during non-business hours. The Company requires that any personal use of country club facilities for exercise or food be paid directly by the Named Executive Officer. Although the benefits and perquisites are considered when determining the overall compensation of the Named Executive Officers, the amounts involved are not deemed to be so material as to significantly impact the other types of compensation provided to them.

Severance Benefits. On September 27, 2006, the Company entered into an employment agreement with Jeffrey D. Thomas, which provides for certain severance benefits upon: (i) a termination of his employment by the Company for cause or by Mr. Thomas without good reason; (ii) termination of his employment by the Company without cause or by Mr. Thomas with good reason; (iii) termination of his employment by the Company without cause or by Mr. Thomas with good reason in connection with a change in control; and (iv) his death or permanent disability. The Company designed Mr. Thomas’ severance package to be commensurate with the marketplace and set payout amounts at levels it deemed appropriate to retain the services of Mr. Thomas in light of his significant personal knowledge, significant business experience, established track record in this business sector, and his contacts in the travel industry. The terms of Mr. Thomas’ severance benefits are summarized below under the heading “Employment Contracts, Termination of Employment and Change in Control Arrangements.” The Company has not entered into employment agreements with any other Named Executive Officer.

Total Compensation Mix

The Compensation Committee believes that the elements described above provide a well-proportioned mix of security-oriented compensation, at-risk or performance-based compensation, and retention-based compensation that produces short-term and long-term incentives and rewards. The Company believes this compensation mix provides the Named Executive Officers a measure of security as to the minimum levels of compensation they are eligible to receive, while motivating the Named Executive Officers to focus on the business measures that will produce a high level of performance for the Company, as well as reducing the risk of recruitment of highly qualified executive talent by our competitors. The mix of annual incentives and equity-based awards likewise provides an appropriate balance between short-term financial performance and long-term financial and stock performance. The Company believes that its compensation mix results in a pay-for-performance orientation that is aligned with its compensation philosophy to pay median pay for median performance and above-market pay for superior performance.

Impact of Accounting and Tax on the Form of Compensation

The Compensation Committee considers applicable tax, securities laws and accounting regulation in structuring and modifying its compensation arrangements and employee benefit plans. The Compensation Committee has considered the impact of the Statement of Financial Accounting Standard No. 123, “Share-Based Payment” (“SFAS 123R”), which the Company adopted in 2006, on the Company’s use of equity-based awards. This consideration factored heavily in the Company’s decision with respect to restricted stock and stock options grants made in 2006, 2007 and 2008,limiting the total equity-based awards granted to non-executives. The Compensation Committee also considers the limits on deductibility of compensation imposed by Section 162(m) of the Code with respect to annual compensation exceeding $1.0 million and Section 280(b) of the Code with respect to change in control payments exceeding specified limits.

Executive Officers

Jeffrey D. Thomas, age 42, has served as chief executive officer and president of the Company since November 2001. He has served as president of Ambassador Programs, Inc., a wholly owned subsidiary of the Company, from August 1996 through July 2002, and chief executive officer since January 2000. For Ambassadors International, Inc., he served as chief financial officer between January 1996 and February 2002. From 1989 to 1995, Mr. Thomas held a variety of strategy and business development positions with Adia Personnel Services (now Adecco), Contrarian Group, Inc., and Corporate Decisions, Inc.

Margaret M. Thomas, age 42, has served as executive vice president of the Company since November 2001. She served as chief financial officer and secretary of the Company from November 2001 through October 2003. She has also served as president of Ambassador Programs, Inc., since August 2002, chief operating officer of Ambassador Programs, Inc., since January 2002, and chief financial officer of Ambassador Programs, Inc., from November 1997 through April 2003. Mrs. Thomas served as treasurer of Ambassadors International, Inc., from February 1999 through February 2002. From 1988 to 1995, Mrs. Thomas was in public accounting and employed by Ernst & Young LLP and PricewaterhouseCoopers LLP, and also was the financial reporting officer for Physio-Control Corporation.

Chadwick J. Byrd, age 37, has served as chief financial officer and secretary of the Company since July 2005. Mr. Byrd served as chief group controller of Fred Olsen Energy ASA (“Fred Olsen”) in Oslo, Norway beginning in 2004. He also served as corporate controller and financial controller of Fred Olsen between 1999 and 2003. Headquartered in Oslo, Norway, Fred Olsen provides international exploration and production services to the offshore oil and gas industry. Before joining Fred Olsen, Mr. Byrd was in public accounting employed by KPMG between 1995 and 1999.

Summary Compensation Table

The following table sets forth the compensation for the principal executive officer, the principal financial officer, and the Company’s only other executive officer serving on December 31, 2008 whose individual remuneration exceeded $100,000 for the fiscal year ended December 31, 2008 and 2007 (the “Named Executive Officers”):

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards[1] ($)	Option Awards[2] ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation[3] ($)	Total ($)
Jeffrey D. Thomas, Chief Executive	2008	400,000	—	265,591	268,125	—	—	17,409	951,125
Officer and President	2007	400,000	—	667,290	754,460	880,000	—	16,691	2,718,441
Margaret M. Thomas,	2008	220,000	—	109,361	110,825	—	—	13,351	453,537
Executive Vice President	2007	220,000	—	71,862	79,884	394,400	—	12,944	779,090
Chadwick J. Byrd, Chief Financial	2008	168,000	—	40,436	40,950	91,000	—	9,732	350,118
Officer and Secretary	2007	155,000	—	80,912	29,798	118,000	—	10,361	394,071

[1]
The amounts in the “Stock Awards” column are calculated using the provisions of SFAS 123R. For a description of SFAS 123R and the assumptions used in determining the value of the stock awards, see the notes to the financial statements included in our Annual Report on Form 10-K filed on March 9, 2009.

[2]
The amounts in the “Option Awards” column are calculated using the provisions of SFAS 123R. For a description of SFAS 123R and the assumptions used in determining the value of the option awards, see the notes to the financial statements included in our Annual Report on Form 10-K filed on March 9, 2009.

[3]	Individual breakdowns of amounts set forth in “All Other Compensation” are as follows:

Name	Matching 401(k) Contri- butions $	Membership Dues $	Medical and Dental Health Insurance Payments $	Life and L-T Disability Insur- ance Payments $	Total All Other Compensation $
Jeffrey D. Thomas	7,750	4,084	4,577	998	17,409
Margaret M. Thomas	6,600	1,602	4,577	572	13,351
Chadwick J. Byrd	4,650	—	4,630	452	9,732

Company Plans

2001 Equity Participation Plan

The Company’s officers, directors and employees are eligible to receive restricted stock and options to purchase shares of the Company’s Common Stock under the Company’s Incentive Plan. Stock options have an exercise price equal to 100% of the fair market value of the Company’s Common Stock on the date of grant. Stock options expire ten years after the date of grant and vest over four years, at 25% per year. Restricted stock vests 100% after four years from the date of grant for employees, and vests 100% after one year from the date of grant for directors.

During the fiscal year ended December 31, 2008, options to purchase 215,709 shares of the Company’s Common Stock were granted under the Incentive Plan. In addition, during the Company’s 2008 fiscal year, 75,870 shares of restricted stock were granted under the Incentive Plan. During the fiscal year ended December 31, 2008, 8,025 options to purchase and restricted shares of Common Stock were forfeited under the Incentive Plan. Options to purchase shares of Common Stock and restricted stock grants totaling 1,845,459 shares of Common Stock were outstanding and held by 36 officers, directors and employees at December 31, 2008. As of December 31, 2008, the weighted-average exercise price of the outstanding options and stock grants was $10.96.

Profit Sharing Plan

In March 2002, the Company established a 401(k) Profit-Sharing Plan (the “401(k) Plan”). Employees are eligible to participate in the 401(k) Plan upon six months of service and 18 years of age. Employees may contribute up to 92% of their salary, subject to the maximum contribution allowed by the Internal Revenue Service. The Company’s matching contribution is discretionary based upon approval by management. Target levels are established by management to be competitive in the market place.  The Company’s matching contribution for 2008 was up to 3% of the employee’s base salary but not to exceed $7,750. Employees are 100% vested in their contributions and vest in Company matching contributions equally over four years. During the year ended December 31, 2008, the Company contributed approximately $225,000 to the 401(k) Plan.

Equity Compensation Plan Information

			(c)
			Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)
	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights

Plan category
Equity compensation plans approved by security holders	1,845,459	$10.96	260,399
Equity compensation plans not approved by security holders	N/A	N/A	N/A
Total	1,845,459	$10.96	260,399

Grants of Plan-Based Awards Table

The following table sets forth the plan-based grants made during the fiscal year ended December 31, 2008 to each of our Named Executive Officers.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards[2]
Name and Principal Position[1]	Grant Date	Target ($)	Maximum ($)	All Other Stock Awards: Number of Shares of Stock or Units[3,7] (#)	All Other Option Awards: Number of Securities Underlying Options[4,7] (#)	Exercise or Base Price of Option Awards[5] ($/Sh)	Grant Date Fair Value of Options and Awards[6] ($)
Jeffrey D. Thomas	11/13/08			28,900	82,500	9.19	533,716
Chief Executive Officer and	8/10/07	450,000	880,000
President

Margaret M. Thomas	11/13/08			11,900	34,100	9.19	220,186
Executive Vice President	8/10/07	220,000	400,000

Chadwick J. Byrd	11/13/08			4,400	12,600	9.19	81,386
Chief Financial Officer	8/10/07	100,000	175,000

[1]	The Company does not maintain an equity plan that provides for payments based upon achievement of threshold, target and/or maximum goals.
[2]
The amounts in these columns include the target and maximum amounts for each Named Executive Officer under individual non-incentive compensation plans as approved by the Compensation Committee on August 10, 2007 for fiscal 2008. The plans do not have a threshold or minimum payout amount.

[3]	Restricted stock vests 100% after four years from the date of grant.
[4]	The option grants vest over four years at 25% per year, and expire after ten years.
[5]	The exercise price for grants of stock options is determined using the closing price of the Company’s Common Stock on the date of grant.
6	The grant date fair value of the stock options and restricted stock awards shown in the table above was computed in accordance with SFAS 123R and represents the total projected expense to the Company of grants made in 2008. For a description of SFAS 123R and the assumptions used in determining the value of the stock options and restricted stock awards, see the notes to the financial statements included in our Annual Report on Form 10-K filed on March 12, 2009.
7	Please refer to ‘Long-Term Incentive Compensation/Equity-Based Awards’ on page 23 for the methodology and rationale behind granting stock awards and options awards during 2008.

Outstanding Equity Awards Value at Fiscal Year-End Table

The following table sets forth the outstanding equity awards as of December 31, 2008.

	Option Awards					Stock Awards
										Equity
										Incentive
									Equity	Plan
									Incentive	Awards:
			Equity						Plan	Market
			Incentive						Awards:	or Payout
			Plan						Number of	Value of
			Awards:					Market	Unearned	Unearned
	Number of	Number of	Number of			Number		Value of	Shares,	Shares,
	Securities	Securities	Securities			of Shares		Shares or	Units or	Units or
	Underlying	Underlying	Underlying			or Units of		Units of	Other	Other
	Unexercised	Unexercised	Unexercised	Option	Option	Stock That		Stock That	Rights	Rights
Name and Principal	Options	Options	Unearned	Exercise	Expiration	Have Not		Have Not	That Have	That Have
Position	Exercisable(#)	Unexercisable[1](#)	Options(#)	Price[2]($)	Date	Vested[3](#)		Vested[4]($)	Not Vested	Not Vested
Jeffrey D. Thomas	306	—	—	$3.48	2/11/10
Chief Executive	85,418	—	—	$3.99	5/31/10
Officer and	250,000	—	—	$6.00	3/01/12
President	60,236	—	—	$9.75	11/07/13
	101,504	—	—	$16.74	11/18/14
	64,234	21,412	—	$26.80	11/11/15
	32,500	32,500	—	$27.46	11/09/16
	29,750	89,250	—	$17.11	11/08/17
	—	82,500	—	$9.19	11/13/18
						125,445	[5]	$1,154,094

Margaret M. Thomas	17,084	—	—	$3.99	5/31/10
Executive Vice	3,418	—	—	$4.96	11/03/10
President	90,000	—	—	$6.00	3/01/12
	19,592	—	—	$9.75	11/07/13
	11,278	—	—	$16.74	11/18/14
	9,000	3,000	—	$26.80	11/11/15
	3,000	3,000	—	$27.46	11/09/16
	3,150	9,450	—	$17.11	11/08/17
	—	34,100	—	$9.19	11/13/18
						24,100	[6]	$221,720

	Option Awards					Stock Awards
Equity
Incentive
								Equity	Plan
								Incentive	Awards:
			Equity					Plan	Market
			Incentive					Awards:	or Payout
			Plan					Number of	Value of
			Awards:				Market	Unearned	Unearned
	Number of	Number of	Number of			Number	Value of	Shares,	Shares,
	Securities	Securities	Securities			of Shares	Shares or	Units or	Units or
	Underlying	Underlying	Underlying			or Units of	Units of	Other	Other
	Unexercised	Unexercised	Unexercised	Option	Option	Stock That	Stock That	Rights	Rights
Name and Principal	Options	Options	Unearned	Exercise	Expiration	Have Not	Have Not	That Have	That Have
Position	Exercisable(#)	Unexercisable[1](#)	Options(#)	Price[2]($)	Date	Vested[3](#)	Vested[4]($)	Not Vested	Not Vested
Chadwick J. Byrd	22,500	7,500	—	$21.09	8/12/15
Chief Financial	1,000	1,000	—	$27.46	11/09/16
Officer	1,175	3,525	—	$17.11	11/08/17
	—	12,600	—	$9.19	11/13/18
						8,400[7]	$77,280

[

[1]	Each option grant has a ten-year term and vests pro rata over four years beginning on the first anniversary of the grant date.
[2]	The exercise price for grants of stock options is determined using the closing price of the Company’s Common Stock on the date of grant.
[3]	Restricted stock vests 100% after four years from the date of grant.
[4]	The market value of shares of restricted stock that has not vested was determined using the closing date market price of the Company’s Common Stock on December 31, 2008, $9.20 per share.
[5]
Consists of: (i) 32,545 shares granted on November 11, 2005; (ii) 25,000 shares granted on November 9, 2006; (iii) 39,000 shares granted on November 8, 2007; and (iv) 28,900 shares granted on November 13, 2008.

[6]
Consists of: (i) 5,000 shares granted on November 11, 2005; (ii) 3,000 shares granted on November 9, 2006; (iii) 4,200 shares granted on November 8, 2007; and (iv) 11,900 shares granted on November 13, 2008.

[7]
Consists of: (i) 1,000 shares granted on November 9, 2006; (ii) 1,400 shares granted on August 10, 2007; and (iii) 1,600 shares granted on November 8, 2007; and (iv) 4,400 shares granted on November 13, 2008.

Option Exercises and Stock Vested Table

The following table sets forth certain information with respect to exercised options and vested stock awards for the fiscal year ended December 31, 2008.

	Option Awards		Stock Awards
	Number of		Number of
	Shares		Shares
	Acquired	Value Realized	Acquired	Value Realized
Name and Principal Position	on Exercise	on Exercise ($)	on Vesting	on Vesting ($)
Jeffrey D. Thomas	—	—	78,572	$652,933
Chief Executive Officer and President
Margaret M. Thomas	—	—	4,286	$35,617
Executive Vice President
Chadwick J. Byrd	—	—	—	—
Chief Financial Officer

Pension Benefits

The Company does not sponsor any qualified or non-qualified defined benefit plans.

Nonqualified Deferred Compensation

The Company does not maintain any non-qualified defined contribution or deferred compensation plans.

Employment Contracts, Termination of Employment and Change in Control Arrangements

On September 27, 2006, the Company entered into an Employment Agreement with its president and chief executive officer, Jeffrey D. Thomas. The description of the Employment Agreement set forth below does not purport to be complete and is qualified in its entirety by reference to the text of the Employment Agreement, which was attached as exhibit to the Company’s Form 8-K filed on October 3, 2006 with the Securities and Exchange Commission and is incorporated by reference herein.

Termination of Employment under Specific Circumstances Triggering Payment

In the event the Employment Agreement is terminated for any of the reasons set forth below, Mr. Thomas will be entitled to receive certain compensation as more fully described herein. The severance benefits set forth below are designed to maintain a productive, long-term relationship between the Company and Mr. Thomas and are consistent with severance benefits offered to officers in similar industries or sized companies.

Termination for “Cause” or without “Good Reason”

The Company may terminate the Employment Agreement for “Cause” or Mr. Thomas may terminate  the Employment Agreement without “Good Reason”. The term “Cause” means any of the following events: (a) Mr. Thomas is convicted, or pleads guilty or nolo contendre to, a felony or a crime involving moral turpitude; (b) Mr. Thomas engages in gross negligence or gross or willful misconduct in connection with the performance of his responsibilities under the Employment Agreement; (c) after written notice to Mr. Thomas, he repeatedly fails to comply materially with any material Company policy; or (d) Mr. Thomas materially breaches any material term or provision of the Employment Agreement and fails to cure such breach within thirty (30) days after he receives written notice from the Company.

The term “Good Reason” means any of the following events: (a) withdrawal by the Company from Mr. Thomas of any substantial part of his duties then being performed, or responsibility or authority then being carried by him, or a material change in Executive’s reporting lines; (b) assignment by the Company to Mr. Thomas of substantial additional duties or responsibilities which are inconsistent with the duties or responsibilities then being carried out by Mr. Thomas; (c) material reduction in the level of Mr. Thomas’s responsibility, authority, autonomy, title, compensation, executive perquisites, or other employee benefits; (d) failure to keep Mr. Thomas in office as President and Chief Executive Officer of the Company; (e) the Company materially breaches any material term or provision of the Employment Agreement and fails to cure such breach within thirty (30) days after the Company receives written notice thereof from Mr. Thomas; (f) fraud on the part of the Company; or (g) discontinuance of the active operation of the business of the Company.

If Mr. Thomas is terminated by the Company for “Cause” or Mr. Thomas terminates his employment without “Good Reason,” then Mr. Thomas will be entitled to receive any unpaid salary, unpaid expenses, unpaid vacation days, and any other benefits provided to him under the Company’s Benefit Programs through the date of his termination. The Employment Agreement also contains certain restrictive covenants and other prohibitions that preclude Mr. Thomas from competing with the Company or soliciting its employees or customers for two (2) years from the effective date of termination of his employment. In consideration for these obligations and covenants to be performed by Mr. Thomas following termination by the Company for “Cause” or termination by Mr. Thomas without “Good Reason,” Mr. Thomas will be entitled to receive (1) $100,000 on the effective date of termination of his employment, plus (2) an amount equal to the average annual base salary plus the average annual bonus paid to Mr. Thomas for the two full fiscal years immediately preceding his termination less $100,000, one year following the date of his termination, provided that Margaret Thomas is employed by the Company during the entire one-year period.

If Mr. Thomas were terminated by the Company for “Cause” or Mr. Thomas terminated his employment without “Good Reason” on December 31, 2008, the maximum severance payments owed to Mr. Thomas would have been as follows:

Termination for “Cause” or resignation without “Good Reason”
Unpaid Salary	$—
Unpaid Expenses	—
Unpaid Vacation Days	46,152
Amounts Due under Benefit Programs[1]	—
Noncompete/Nonsolicitation Payment[2]	1,817,733
Total [3]	$1,863,885

[1]	Consists of life and disability insurance benefits.
[2]
In determining the annual bonuses to be paid to Mr. Thomas as a portion of the Noncompete/Nonsolicitation Payment, the Company included the cash amounts owed to Mr. Thomas as well as the value ascribed for financial accounting purposes on the date of grants of any stock options and/or restricted stock issued to Mr. Thomas.

[3]
Any payments or other consideration to be received are subject to the deduction limitations and tax imposed by Sections 280G and 4999 of the Code, or to any similar tax imposed by state or local law, or to any interest or penalties with respect to such taxes (collectively “Excise Tax”). Any such payments and value of the other consideration will be reduced, or refunded, as the case may be, by the minimum amount necessary so as to avoid the application of any Excise Tax.

Termination without “Cause” or with “Good Reason”

Under the terms of the Employment Agreement, the Company may terminate Mr. Thomas’ employment without “Cause” by delivering written notice to him. In this case, termination will be effective on the date that notice is received by Mr. Thomas or such later date, not to exceed three (3) months, as may be specified in the notice. In addition, under the terms of the Employment Agreement, Mr. Thomas may terminate his employment with “Good Reason” by delivering written notice to the Company. In this case, termination will be effective thirty (30) days after the date notice is received by the Company or such later date, not to exceed three (3) months, as may be selected by the Board of Directors. In the event the Company terminates Mr. Thomas’ employment without “Cause” or Mr. Thomas terminates his employment with “Good Reason,” then on the effective date of termination, the Company will pay Mr. Thomas any unpaid salary, unpaid expenses, unpaid vacation days, a prorated bonus and any benefits provided to him under the Company’s Benefit Programs. In addition, the Company will be required to pay Mr. Thomas an amount equal to the projected costs of his medical insurance for eighteen (18) months immediately following termination. Furthermore, all of Mr. Thomas’ unvested stock options and stock grants will fully vest upon the date his termination becomes effective. The Employment Agreement also contains certain restrictive covenants and other prohibitions that preclude Mr. Thomas from competing with the Company or soliciting its employees or customers for two (2) years from the effective date of termination of his employment. In consideration for these obligations and covenants to be performed by Mr. Thomas following termination by the Company without “Cause” or termination by Mr. Thomas with “Good Reason,” Mr. Thomas will be entitled to receive an amount equal to the average annual base salary plus the average annual bonus paid to Mr. Thomas for the two (2) full fiscal years immediately preceding his termination.

If Mr. Thomas had been terminated on December 31, 2008 without “Cause” or Mr. Thomas resigned with “Good Reason” on December 31, 2008, the maximum severance payments owed to Mr. Thomas would have been as follows:

Termination without “Cause” or resignation for “Good Reason”
Unpaid Salary	$—
Unpaid Expenses	—
Unpaid Vacation Days	46,152
Prorated Bonus	—
Amounts Due under Benefit Programs[1]	—
Medical Insurance	9,423
Accelerated Vesting of Stock Options and Restricted Stock[2]	1,154,094
Noncompete/Nonsolicitation Payment[3]	1,817,733
Total[4]	$3,027,402

[1]	Consists of life and disability insurance benefits.
[2]
The stock option value is calculated by multiplying the number of unvested shares by the difference between the grant price and the closing stock price on December 31, 2008 ($9.20). The value of restricted stock is calculated by multiplying the number of unvested shares by the closing stock price on December 31, 2008.

[3]
In determining the annual bonuses to be paid to Mr. Thomas as a portion of the Noncompete/Nonsolicitation Payment, the Company included the cash amounts owed to Mr. Thomas as well as the value ascribed for financial accounting purposes on the date of grants of any stock options and/or restricted stock issued to Mr. Thomas.

[4]
Any payments or other consideration to be received are subject to the deduction limitations and tax imposed by Sections 280G and 4999 of the Code, or to any Excise Tax. Any such payments and value of the other consideration will be reduced, or refunded, as the case may be, by the minimum amount necessary so as to avoid the application of any Excise Tax.

Termination without “Cause” or with “Good Reason” in Connection with a “Change in Control”

In the event the Company terminates Mr. Thomas’ employment without “Cause” or Mr. Thomas terminates his employment with “Good Reason,” and the notice of termination is given in anticipation of, or within the two (2) year period immediately following a “Change in Control,” Mr. Thomas will be entitled to receive, in addition to the amounts provided for in the section entitled “Termination without ‘Cause’ or with ‘Good Reason’” set forth previously, an amount equal to the average of his annual base salary and average annual bonus for the two (2) full fiscal years immediately preceding termination. For purposes of the Employment Agreement, “Change in Control” means the occurrence of any of the following events: (i) any sale, lease, license, exchange or other transfer to a party not affiliated with the Company (in one transaction or a series of related transactions) of all, or substantially all, of the business and/or assets of Company; (ii) a merger or consolidation of the Company and the Company is not the surviving entity; (iii) a reorganization or liquidation of the Company; or (iv) a merger, consolidation, tender offer or any other transaction involving the Company, if the equity holders of the Company immediately before such merger, consolidation, tender offer or other transaction do not own, directly or indirectly, immediately following such merger, consolidation, tender offer or other transaction, more than fifty percent (50%) of the combined voting power of the outstanding voting securities of the entity resulting from such merger, consolidation, tender offer or other transaction.

If Mr. Thomas had been terminated on December 31, 2008 without “Cause” or Mr. Thomas resigned with “Good Reason” on December 31, 2008 in connection with a “Change in Control,” the maximum severance payments owed to Mr. Thomas would have been as follows:

Termination without “Cause” or for “Good Reason” in connection with a “Change in Control”
Unpaid Salary	$—
Unpaid Expenses	—
Unpaid Vacation Days	46,152
Prorated Bonus	—
Amounts Due under Benefit Programs[1]	—
Medical Insurance	9,423
Accelerated Vesting of Stock Options and Restricted Stock[2]	1,154,094
Noncompete/Nonsolicitation Payment[3]	1,817,733
Amount Due upon Change in Control[4]	1,817,733
Total[5]	$4,845,135

[1]	Consists of life and disability insurance benefits.
[2]
The stock option value is calculated by multiplying the number of unvested shares by the difference between the grant price and the closing stock price on December 31, 2008 ($9.20). The value of restricted stock is calculated by multiplying the number of unvested shares by the closing stock price on December 31, 2008.

[3]
In determining the annual bonuses to be paid to Mr. Thomas as a portion of the Noncompete/Nonsolicitation Payment, the Company included the cash amounts owed to Mr. Thomas as well as the value ascribed for financial accounting purposes on the date of grants of any stock options and/or restricted stock issued to Mr. Thomas.

[4]
In determining the annual bonuses to be paid to Mr. Thomas as a portion of the payment owed to him upon a “Change in Control,” the Company included the cash amounts owed to Mr. Thomas as well as the value ascribed for financial accounting purposes on the date of grants of any stock options and/or restricted stock issued to Mr. Thomas.

[5]
Any payments or other consideration to be received are subject to the deduction limitations and tax imposed by Sections 280G and 4999 of the Code, or to any Excise Tax. Any such payments and value of the other consideration will be reduced, or refunded, as the case may be, by the minimum amount necessary so as to avoid the application of any Excise Tax.

Death or Permanent Disability

Pursuant to the terms of the Employment Agreement, Mr. Thomas’ employment will terminate immediately upon the date of his death. In the event that Mr. Thomas becomes physically or mentally disabled so as to become unable for more than one hundred eighty (180) days in the aggregate in any twelve (12) month period to perform his duties on a full-time basis with reasonable accommodations, the Company may, at its sole discretion, terminate Mr. Thomas’ employment. Upon the date of Mr. Thomas’ death, if during the term of his employment, or upon the Company’s termination of his employment due to a disability, then Mr. Thomas will be entitled to all unpaid salary, unpaid expenses, unpaid vacation days, a prorated bonus and any benefits provided to him under the Company’s Benefit Programs through the date of his death or termination for disability. In addition, all of Mr. Thomas’ unvested stock options and stock grants in Company will fully vest on the date of his termination of employment with the Company.

If Mr. Thomas died or the term of his employment was terminated on December 31, 2008 due to a disability, the maximum severance payments owed to Mr. Thomas would have been as follows:

Death or Disability
Unpaid Salary	$—
Unpaid Expenses	—
Unpaid Vacation Days	46,152
Prorated Bonus	—
Amounts Due under Benefit Programs[1]	50,000
Accelerated Vesting of Stock Options and Restricted Stock[2]	1,154,094
Total[3]	$1,250,246

[1]	Consists of life and disability insurance benefits.
[2]
The stock option value is calculated by multiplying the number of unvested shares by the difference between the grant price and the closing stock price on December 31, 2008 ($9.20). The value of restricted stock is calculated by multiplying the number of unvested shares by the closing stock price on December 31, 2008.

[3]
Any payments or other consideration to be received are subject to the deduction limitations and tax imposed by Sections 280G and 4999 of the Code, or to any Excise Tax. Any such payments and value of the other consideration will be reduced, or refunded, as the case may be, by the minimum amount necessary so as to avoid the application of any Excise Tax.

Director Compensation Table

The following table provides compensation information for the fiscal year ended December 31, 2008 for each member of the Company’s Board of Directors.

Name[1]	Fees Earned or Paid in Cash ($)	Stock Awards[2] ($)	Option Awards[2] ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation[3] ($)	Total ($)
James M. Kalustian	24,000	12,500	11,706	—	—	—	48,206
John A. Ueberroth	100,000	—	—	—	—	—	100,000
Joseph J. Ueberroth	24,000	12,500	11,706	—	—	—	48,206
Ricardo Lopez Valencia	24,000	12,500	11,706	—	—	—	48,206
Jeffrey D. Thomas[4]	—	—	—	—	—	—	—
Richard D. C. Whilden	30,000	12,500	11,706	—	—	—	54,206
Brigitte M. Bren	23,000	12,500	11,706	—	—	—	47,206
Daniel G. Byrne	31,000	12,500	11,706	—	—	—	55,206
Rafer L. Johnson	24,000	12,500	11,706	—	—	—	48,206
____________________

[1]
As the Company’s Chairman of the Board, John A. Ueberroth receives an annual $100,000 fee paid in cash. Each of the Company’s other, non-employee directors receive an annual fee of approximately $48,000 per year, paid $24,000 in cash and approximately $24,000 in equity. Moreover, each of the Company’s non-employee directors receive $1,000 per Board meeting attended. Equity compensation is split between options and restricted stock grants. Pursuant to the Incentive Plan, each grant of non-qualified stock options is granted at the fair market value of the Common Stock on the date of grant, and vests in four equal annual installments commencing one year from the date of grant. Each grant of restricted stock is granted at the fair market value of the Common Stock on the date of grant and vests one year from the date of grant. Committee chairpersons receive $7,000 annually. Committee members also receive up to $1,000 per committee meeting attended, when the committee meeting takes place on a day other than a Board meeting. These amounts are payable in cash. Additionally, each director is reimbursed for certain out-of-pocket expenses incurred in connection with attendance at Board and committee meetings.

[2]
Amounts calculated utilizing the provisions of SFAS 123R. For a description of SFAS 123R and the assumptions used in determining the value of the stock options and restricted stock awards, see the notes to the financial statements included in our Annual Report on Form 10-K filed on March 12, 2009.

3	Pursuant to the rules of the Securities and Exchange Commission, all other compensation is not required to be disclosed unless the aggregate value of such compensation is $10,000 or more.
4	See “Summary Compensation Table” for disclosure related to Jeffrey D. Thomas who is a Named Executive Officer.

INTERESTS OF DIRECTORS, OFFICERS AND OTHERS IN CERTAIN TRANSACTIONS

The Company recognizes that transactions between the Company and related persons present a potential for actual or perceived conflicts of interest. Pursuant to the rules of the Securities and Exchange Commission, the Company deems a related party transaction to be any transaction or series of related transactions in excess of $120,000 in which the Company is a party and in which a Related Party has a material interest (each a “Related Party Transaction”). For this purpose, a Related Party is defined to include directors, director nominees, executive officers, 5% beneficial owners and members of their immediate families.

The Company does not have a written policy regarding the review and approval of Related Party Transactions, but collects information about potential Related Party Transactions in its annual questionnaires completed by directors and executive officers of the Company. Potential related party transactions are first reviewed and assessed by the Company's executive management to consider the materiality of the transaction. A material related party transaction is approved or ratified only if the disinterested members of the Board of Directors determine that it is in, or is not inconsistent with, the best interests of the Company and its stockholders and in compliance with the rules of the Securities and Exchange Commission.

There were no transactions between the Company and related persons during 2008.

COMPENSATION COMMITTEE REPORT

We have reviewed and discussed with management certain Compensation Discussion and Analysis provisions to be included in the Company’s 2009 Proxy Statement. Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the Compensation Discussion and Analysis referred to above be included in the Company’s Proxy Statement and incorporated by reference into our Annual Report on form 10-K.

COMPENSATION COMMITTEE

Richard D. C. Whilden, Chairman
James M. Kalustian
Ricardo Lopez Valencia

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the amount of stock of the Company beneficially owned as of March 23, 2009, by each person (other than Named Executive Officers) known by the Company to own beneficially more than 5% of the outstanding shares of the Company’s outstanding Common Stock.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership of Common Stock (1)	Percent of Class of Common Stock

Schroder Investment Management North American Inc. (2)	1,812,694	9.52%
Morgan Stanley Investment Management Inc. (3)	1,795,207	9.43%
Norbert H. Lou (4)	1,534,343	8.06%

(1)
Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock, which are purchasable under options which are currently exercisable, or which will become exercisable no later than 60 days after March 23, 2009, are deemed outstanding for computing the percentage of the person holding such options, but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote and subject to community property laws, where applicable, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(2)
The address of Schroder Investment Management North America Inc. is 875 Third Avenue, 21st Floor, New York, New York, 10022. The Company is reporting this stock ownership based upon a Schedule 13G report filed on February 13, 2009 with the Securities and Exchange Commission by Schroder Investment Management North America Inc., disclosing that it has sole voting power as to 1,271,655 shares, sole dispositive power as to 1,812,694 shares, and shared voting power as to 541,039 shares.

(3)
The address of Morgan Stanley Investment Management Inc. is 522 Fifth Avenue, New York, New York, 10036. The Company is reporting this stock ownership based upon a Schedule 13G/A report filed with the Securities and Exchange Commission on February 17, 2009 by Morgan Stanley Investment Management Inc., disclosing that it and its affiliate have sole voting power as to 1,651,742 shares and sole dispositive power as to 1,795,207 shares.

(4)
Based on a Schedule 13G/A filed by Punch Card Capital, L.P., Punch Card Capital, LLC and Norbert H. Lou filed with the Securities and Exchange Commission on February 11, 2009. The address of each of the reporting persons is 7065 Westpointe Blvd., Suite 204, Orlando, FL 32835. The reporting persons share voting power as to 1,403,245 shares, and share dispositive power as to 1,462,233 shares. Mr. Lou has sole voting and dispositive power as to 72,110 shares.

The following table sets forth the amount of Common Stock of the Company beneficially owned as of March 23, 2009, by each director of the Company, each Named Executive Officer, and all directors and executive officers as a group:

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership of Common Stock (1)	Percent of Class of Common Stock
Jeffrey D. Thomas (2)	1,003,631	5.06%
Margaret M. Thomas (3)	1,003,631	5.06%
John A. Ueberroth (4)	733,000	3.85%
Joseph J. Ueberroth (5)	180,258	*
Richard D. C. Whilden (6)	35,258	*
Chadwick J. Byrd (7)	33,075	*
Rafer L. Johnson (8)	26,018	*
Brigitte M. Bren (9)	16,018	*
Daniel G. Byrne (10)	7,236	*
James M. Kalustian (11)	3,048	*
Ricardo Lopez Valencia (12)	1,866	*
All directors and executive officers as a group (11 people) (13)	2,039,408	10.24%

*	Less than 1%

(1)
Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock, which are purchasable under options which are currently exercisable, or which will become exercisable no later than 60 days after March 23, 2009, are deemed outstanding for computing the percentage of the person holding such options, but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote and subject to community property laws, where applicable, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(2)
Chief executive officer and president of the Company. Includes 223,161 shares of Common Stock and options to purchase 780,470 shares of Common Stock issued under the Incentive Plan. Also includes 34,609 shares of Common Stock and 156,522 options to purchase Common Stock beneficially owned by his spouse Margaret M. Thomas. Mr. Thomas’ address is 2001 South Flint Road, Spokane, WA 99224.

(3)
Executive vice president of the Company. Includes  223,161 shares of Common Stock and options to purchase 780,470 shares of Common Stock issued under the Incentive Plan. Also includes 188,552 shares of Common Stock and 623,948 options to purchase Common Stock beneficially owned by her spouse Jeffrey D. Thomas. Mrs. Thomas’ address is 2001 South Flint Road, Spokane, WA 99224.

(4) (5)
Chairman of the Board of Directors of the Company. Does not include 51,000 shares owned by John and Gail Ueberroth Family Foundation for which Mr. Ueberroth has shared voting power. Mr. John Ueberroth’s address is 26 Corporate Plaza, Suite 150, Newport Beach, CA 92660.

Director. Includes options to purchase 10,748 shares of Common Stock issued under the Incentive Plan. Mr. Joseph Ueberroth’s address is 1071 Camelback Street, Newport Beach, CA 92660.

(6)	Director. Includes options to purchase 23,748 shares of Common Stock issued under the Incentive Plan. Mr. Whilden’s address is 106 S. Poinsettia Avenue, Manhattan Beach, CA 90266.
(7)
Chief financial officer and secretary of the Company. Includes options to purchase 24,675 shares of Common Stock issued under the Incentive Plan. Mr. Byrd’s address is 2001 South Flint Road, Spokane, WA 99224.

(8)	Director. Includes options to purchase 23,748 shares of Common Stock issued under the Incentive Plan. Mr. Johnson’s address is 5875 Green Valley Circle, Suite 200, Culver City, CA 90230-6901.

(9)	Director. Includes options to purchase 13,748 shares of Common Stock issued under the Incentive Plan. Ms. Bren’s address is P.O. Box 2648, Beverly Hills, CA 90213.

(10)	Director. Includes options to purchase 3,748 shares of Common Stock issued under the Incentive Plan. Mr. Byrne’s address is 111 N. Wall Street, Spokane, WA 99201.

(11)	Director. Includes options to purchase 1,560 shares of Common Stock issued under the Incentive Plan. Mr. Kalustian’s address is 215 Wachusett Ave., Arlington, MA 02476.

(12)	Director. Includes options to purchase 826 shares of Common Stock issued under the Incentive Plan. Mr. Valencia’s address is 12641 S. 35th Place, Phoenix, AZ, 85044.

(13)	Includes 883,271 shares of Common Stock issuable upon exercise of stock options.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the executive officers and directors and persons who beneficially own more than 10% of a class of securities registered under Section 12(b) the Exchange Act to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Such officers, directors and stockholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all such reports that they file. Based solely upon the Company’s review of such forms furnished to the Company during the fiscal year ended December 31, 2008, and written representations from certain reporting persons, the Company believes that all filing requirements applicable to the Company’s executive officers, directors and more than 10% stockholders have been complied with during the year ended December 31, 2008.

REPORT OF AUDIT COMMITTEE

The Audit Committee is composed of four non-employee directors, Daniel G. Byrne, chairman and financial expert, Brigitte M. Bren, Rafer L. Johnson and Joseph J. Ueberroth, all of whom meet the independence and experience requirements of the Securities and Exchange Commission and the Nasdaq Listing Standards, as currently in effect. The Audit Committee met eight times during 2008.

At each of its meetings, the Committee met with the senior members of the Company’s financial management team and representatives from the independent registered public accounting firm. The Committee’s agenda is established by the Committee’s chairman and the Company’s chief financial officer. During the year, the Committee had private sessions with the Company’s independent registered public accounting firm at which candid discussions of financial management, accounting and internal control issues took place.

The Committee recommended to the Board of Directors the engagement of BDO Seidman, LLP as the Company’s independent registered public accounting firm. The Committee reviewed with the Company’s financial managers and the independent registered public accountants overall audit scopes and plans, the results of internal and external audit examinations, evaluations by the auditors of the Company’s internal controls, and the quality of the Company’s financial reporting.

The Committee has reviewed with management the audited financial statements in the Annual Report, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. In addressing the quality of management’s accounting judgments, members of the Audit Committee asked for management’s representations that the audited consolidated financial statements of the Company have been prepared in conformity with generally accepted accounting principles and have expressed to both management and the independent registered public accountants their general preference for conservative policies when a range of accounting options is available.

In its meetings with representatives of the independent registered public accounting firm, the Committee asks them to address and discuss their responses to several questions that the Committee believes are particularly relevant to its oversight. These questions include:

•
Are there any significant accounting judgments made by management in preparing the financial statements that would have been made differently had the independent registered public accounting firm themselves prepared and been responsible for the financial statements?

•
Based on the independent registered public accounting firm’s experience and their knowledge of the Company, do the Company’s financial statements fairly present to investors, with clarity and completeness, the Company’s financial position and performance for the reporting period in accordance with generally accepted accounting principles and Securities and Exchange Commission disclosure requirements?

•
Based on the independent registered public accounting firm’s experience and their knowledge of the Company, has the Company implemented internal controls and internal audit procedures that are appropriate for the Company?

The Committee believes that by thus focusing its discussions with the independent registered public accounting firm, it can promote a meaningful dialogue that provides a basis for its oversight judgments.

The Committee also discussed with the independent registered public accounting firm all other matters required to be discussed by the auditors with the Committee under Statement on Auditing Standards No. 61 (“Communication with Audit Committees”). The Committee received and discussed with the independent registered public accounting firm their annual written report on their independence from the Company and its management, which is made under requirements of the Public Company Accounting Oversight Board and considered with the independent registered public accounting firm whether the provision of financial information systems design and implementation and other non-audit services provided by them to the Company during 2008 was compatible with the independent registered public accountants’ independence.

In performing all of these functions, the Audit Committee acts only in an oversight capacity. The Committee reviews the Company’s Securities and Exchange Commission reports prior to filing and all quarterly earnings announcements in advance of their issuance with management and representatives of the independent registered public accounting firm. In its oversight role, the Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm, who, in their report, express an opinion on the conformity of the Company’s annual financial statements to generally accepted accounting principles.

In reliance on these reviews and discussions, and the report of the independent registered public accounting firm, the Audit Committee has recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

Daniel G. Byrne, Chairman
Brigitte M. Bren
Rafer L. Johnson
Joseph J. Ueberroth

CODE OF ETHICS AND CONDUCT

The Company has adopted a Code of Ethics and Conduct, which is a code of conduct and ethics that applies to all of its directors, officers and employees. A copy of the Code of Ethics and Conduct may be obtained, without charge, upon written request addressed to the attention of the secretary, Dwight D. Eisenhower Building, 2001 South Flint Road, Spokane, Washington 99224.

ANNUAL MEETING ATTENDANCE

The Company has adopted a formal policy with regard to directors’ attendance at annual meetings of stockholders. All members of the Board of Directors of the Company are strongly encouraged to prepare for, attend and participate in all annual meetings of stockholders. All of the Company’s directors attended the 2008 annual meeting of stockholders in person.

STOCKHOLDER COMMUNICATIONS

Stockholders interested in communicating directly with the Board of Directors, or specified individual directors, may do so by writing the secretary of the Company, Chadwick J. Byrd, Ambassadors Group, Inc., Dwight D. Eisenhower Building, 2001 South Flint Road, Spokane, Washington 99224. The secretary will review all such correspondence and will regularly forward to the Board copies of all such correspondence that, in the opinion of the secretary, deals with the functions of the Board or committees thereof or that he otherwise determines requires their attention. Directors may at any time review a log of all correspondence received that is addressed to members of the Board of Directors and request copies of such correspondence. Concerns relating to accounting, internal controls or auditing matters will immediately be brought to the attention of the Audit Committee and handled in accordance with procedures established by the Audit Committee with respect to such matters.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

A copy of the Company’s Annual Report on Form 10-K as filed with the Securities and Exchange Commission is available upon written request and without charge to stockholders by writing to Investor Relations, Ambassadors Group, Inc., 2001 South Flint Road, Spokane, Washington 99224.

STOCKHOLDER PROPOSALS

Stockholder Proposals for Inclusion in Next Year’s Proxy Statement

Any proposals of stockholders that are intended to be presented at next year’s annual meeting must be received by the Company at its principal executive offices on or before December 7, 2009, in order to be considered for inclusion in the Company’s proxy materials relating to that meeting.

Other Stockholder Proposals and Director Nominations

If a stockholder wishes to present a stockholder proposal at the Company’s next annual meeting that is not intended to be included in the proxy statement or to nominate a person for election to the Company’s Board of Directors at the next annual meeting, the stockholder must provide the information required by the Company’s bylaws and give timely notice to the secretary of the Company in accordance with the bylaws, which, in general, require that notice be received by the secretary not less than 45 days or more than 75 days prior to the Company’s next annual meeting. If the date of the stockholder meeting is changed by more than 30 days from the anniversary of the Company’s annual meeting for the prior year, then notice of a stockholder proposal that is not intended to be included on the Company’s proxy statement under Rule 14a-8 or of a nomination for election to the Company’s Board of Directors must be received no later than the close of business on the later of 90 days prior to the meeting and 10 days after public pronouncement of the meeting date. Notices of intention to present proposals or to nominate persons for election to the Company’s Board of Directors at the next annual meeting should be addressed to the secretary, Ambassadors Group, Inc., Dwight D. Eisenhower Building, 2001 South Flint Road, Spokane, Washington 99224. You may also contact the secretary at the Company’s principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals.

OTHER BUSINESS

The Company does not know of any other business to be presented at the Annual Meeting and does not intend to bring any other matters before such meeting. If any other matters properly do come before the Annual Meeting, however, the persons named in the accompanying Proxy are empowered, in the absence of contrary instructions, to vote according to their best judgment.

It is important that your stock be represented at the Annual Meeting, regardless of the number of shares you hold. You are, therefore, urged to execute and return the accompanying Proxy in the envelope provided or to vote by telephone or over the internet at your earliest convenience.

By Order of the Board of Directors

Chadwick J. Byrd
Secretary

Spokane, Washington

April 6, 2009

APPENDIX A
AMBASSADORS GROUP, INC.
2009 EQUITY PARTICIPATION PLAN

ARTICLE 1
PURPOSE

The purpose of this Ambassadors Group, Inc. 2009 Equity Participation Plan (the “Plan”) is to benefit the stockholders of Ambassadors Group, Inc., a Delaware corporation (the “Company”), by assisting the Company to attract, retain and provide incentives to key management employees and nonemployee directors of, and non-employee consultants to, the Company and its Affiliates, and to align the interests of such employees, nonemployee directors and nonemployee consultants with those of the Company’s stockholders. Accordingly, the Plan provides for the granting of Distribution Equivalent Rights, Incentive Stock Options, Non-Qualified Stock Options, Performance Share Awards, Performance Unit Awards, Restricted Stock Awards, Restricted Stock Units Awards, Stock Appreciation Rights, Tandem Stock Appreciation Rights, Unrestricted Stock Awards or any combination of the foregoing, as may be best suited to the circumstances of the particular Employee, Director or Consultant, as provided herein.

ARTICLE II
DEFINITIONS

The following definitions shall be applicable throughout the Plan unless the context otherwise requires:

“Affiliate” shall mean any corporation which, with respect to the Company, is a “subsidiary corporation” within the meaning of Section 424(f) of the Code.

“Award” shall mean, individually or collectively, any Distribution Equivalent Right, Option, Performance Share Award, Performance Unit Award, Restricted Stock Award, Restricted Stock Unit Award, Stock Appreciation Right or Unrestricted Stock Award.

“Award Agreement” shall mean a written agreement between the Company and the Holder with respect to an Award, each of which shall constitute a part of the Plan.

“Board” shall mean the Board of Directors of the Company.

“Cause” shall mean (i) if the Holder is a party to an employment or similar agreement with the Company or an Affiliate which agreement defines “Cause” (or a similar term) therein, “Cause” shall have the same meaning as provided for in such agreement, or (ii) for a Holder who is not a party to such an agreement, “Cause” shall mean termination by the Company or an Affiliate of the employment (or other service relationship) of the Holder by reason of the Holder’s (A) intentional failure to perform reasonably assigned duties, (B) dishonesty or willful misconduct in the performance of the Holder’s duties, (C) involvement in a transaction which is materially adverse to the Company or an Affiliate, (D) breach of fiduciary duty involving personal profit, (E) willful violation of any law, rule, regulation or court order (other than misdemeanor traffic violations and misdemeanors not involving misuse or misappropriation of money or property), (F) commission of an act of fraud or intentional misappropriation or conversion of any asset or opportunity of the Company or an Affiliate, or (G) material breach of any provision of the Plan or the Holder’s Award Agreement or any other written agreement between the Holder and the Company or an Affiliate, in each case as determined in good faith by the Board, the determination of which shall be final, conclusive and binding on all parties.

“Change of Control” shall mean (i) for a Holder who is a party to an employment or consulting agreement with the Company or an Affiliate which agreement defines “Change of Control” (or a similar term) therein, “Change of Control” shall have the same meaning as provided for in such agreement, or (ii) for a Holder who is not a party to such an agreement, “Change of Control” shall mean the satisfaction of any one or more of the following conditions (and the “Change of Control” shall be deemed to have occurred as of the first day that any one or more of the following conditions have been satisfied):

(a)
Any person (as such term is used in paragraphs 13(d) and 14(d)(2) of the Exchange Act, hereinafter in this definition, “Person”), other than the Company or an Affiliate or an employee benefit plan of the Company or an Affiliate, becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities;

(b)
The closing of a merger, consolidation or other business combination (a “Business Combination”) other than a Business Combination in which holders of the Common Stock immediately prior to the Business Combination have substantially the same proportionate ownership of common stock of the surviving corporation immediately after the Business Combination as immediately before;

(c)	The closing of an agreement for the sale or disposition of all or substantially all of the Company’s assets to any entity that is not an Affiliate;

(d)
The approval by the holders of shares of Common Stock of a plan of complete liquidation of the Company other than a liquidation of the Company into any subsidiary or a liquidation a result of which persons who were stockholders of the Company immediately prior to such liquidation have substantially the same proportionate ownership of shares of common stock of the surviving corporation immediately after such liquidation as immediately before; or

(e)
Within any twenty-four (24) month period, the Incumbent Directors shall cease to constitute at least a majority of the Board or the board of directors of any successor to the Company; provided, however, that any director elected to the Board, or nominated for election, by a majority of the Incumbent Directors then still in office, shall be deemed to be an Incumbent Director for purposes of this paragraph (e), but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of an individual, entity or “group” other than the Board (including, but not limited to, any such assumption that results from paragraphs (a), (b), (c), or (d) of this definition).

Notwithstanding the foregoing, a “Change of Control” shall not be deemed to occur if the Company files for bankruptcy, liquidation or reorganization under the United States Bankruptcy Code.

“Code” shall mean the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to any section and any regulation under such section.

“Committee” shall mean a committee comprised of not less than three (3) members of the Board who are selected by the Board as provided in Section 4.1.

“Common Stock” shall mean the common stock, par value $0.01 per share, of the Company.

“Company” shall mean Ambassadors Group, Inc., a Delaware corporation, and any successor thereto.

“Consultant” shall mean any non-Employee (individual or entity) advisor to the Company or an Affiliate who or which has contracted directly with the Company or an Affiliate to render bona fide consulting or advisory services thereto.

“Director” shall mean a member of the Board or a member of the board of directors of an Affiliate, in either case, who is not an Employee.

“Distribution Equivalent Right” shall mean an Award granted under Article XIII of the Plan which entitles the Holder to receive bookkeeping credits, cash payments and/or Common Stock distributions equal in amount to the distributions that would have been made to the Holder had the Holder held a specified number of shares of Common Stock during the period the Holder held the Distribution Equivalent Right.

“Distribution Equivalent Right Award Agreement” shall mean a written agreement between the Company and a Holder with respect to a Distribution Equivalent Right Award.

“Effective Date” shall mean May 7, 2009.

“Employee” shall mean any employee, including officers, of the Company or an Affiliate.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Fair Market Value” shall mean, as determined consistent with the applicable requirements of Sections 409A and 422 of the Code, as of any specified date, the closing sales price of the Common Stock for such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date) on the Nasdaq Stock Market or a domestic or foreign national securities exchange (including London’s Alternative Investment Market) on which the Common Stock may be listed, as reported in The Wall Street Journal or The Financial Times.  If the Common Stock is not listed on the Nasdaq Stock Market or on a national securities exchange, but is quoted on the OTC Bulletin Board or by the National Quotation Bureau, the Fair Market Value of the Common Stock shall be the mean of the bid and asked prices per share of the Common Stock for such date.  If the Common Stock is not quoted or listed as set forth above, Fair Market Value shall be determined by the Board in good faith by any fair and reasonable means (which means, with respect to a particular Award grant, may be set forth with greater specificity in the applicable Award Agreement).  The Fair Market Value of property other than Common Stock shall be determined by the Board in good faith by any fair and reasonable means, and consistent with the applicable requirements of Sections 409A and 422 of the Code.

“Family Member” shall mean any child, stepchild, grandchild, parent, stepparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, any person sharing the Holder’s household (other than a tenant or employee of the Holder), a trust in which such persons have more than fifty percent (50%) of the beneficial interest, a foundation in which such persons (or the Holder) control the management of assets, and any other entity in which such persons (or the Holder) own more than fifty percent (50%) of the voting interests.

“Holder” shall mean an Employee, Director or Consultant who has been granted an Award or any such individual’s beneficiary, estate or representative, to the extent applicable.

“Incentive Stock Option” shall mean an Option which is intended by the Committee to constitute an “incentive stock option” under Section 422 of the Code.

“Incumbent Director” shall mean, with respect to any period of time specified under the Plan for purposes of determining whether or not a Change of Control has occurred, the individuals who were members of the Board at the beginning of such period.

“Non-Qualified Stock Option” shall mean an Option which is not an Incentive Stock Option.

“Option” shall mean an Award granted under Article VII of the Plan of an option to purchase shares of Common Stock, and includes both Incentive Stock Options and Non-Qualified Stock Options.

“Option Agreement” shall mean a written agreement between the Company and a Holder with respect to an Option.

“Performance Share Award” shall mean an Award granted under Article XII of the Plan under which, upon the satisfaction of predetermined individual and/or Company (and/or Affiliate) performance goals and/or objectives, shares of Common Stock are paid to the Holder.

“Performance Share Award Agreement” shall mean a written agreement between the Company and a Holder with respect to a Performance Share Award.

“Performance Unit” shall mean a Unit awarded to a Holder pursuant to a Performance Unit Award.

“Performance Unit Award” shall mean an Award granted under Article XI of the Plan under which, upon the satisfaction of predetermined individual and/or Company (and/or Affiliate) performance goals and/or objectives, a cash payment shall be made to the Holder, based on the number of Units awarded to the Holder.

“Performance Unit Award Agreement” shall mean a written agreement between the Company and a Holder with respect to a Performance Unit Award.

“Plan” shall mean this Ambassadors Group, Inc. 2009 Equity Participation Plan, as amended from time to time, together with each of the Award Agreements utilized hereunder.

“Restricted Stock Award” shall mean an Award granted under Article VIII of the Plan of shares of Common Stock, the transferability of which by the Holder shall be subject to Restrictions.

“Restricted Stock Award Agreement” shall mean a written agreement between the Company and a Holder with respect to a Restricted Stock Award.

“Restricted Stock Unit”  shall mean a Unit awarded to a Holder pursuant to a Restricted Stock Unit Award.

“Restricted Stock Unit Award” shall mean an Award granted under Article X of the Plan under which, upon the satisfaction of predetermined individual service-related vesting requirements, a payment in cash or shares of Common Stock shall be made to the Holder, based on the number of Units awarded to the Holder.

“Restricted Stock Unit Award Agreement” shall mean a written agreement between the Company and a Holder with respect to a Restricted Stock Unit Award.

“Restriction Period” shall mean the period of time for which shares of Common Stock subject to a Restricted Stock Award shall be subject to Restrictions, as set forth in the applicable Restricted Stock Award Agreement.

“Restrictions” shall mean forfeiture, transfer and/or other restrictions applicable to shares of Common Stock awarded to an Employee, Director or Consultant under the Plan pursuant to a Restricted Stock Award and set forth in a Restricted Stock Award Agreement.

“Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act, as such may be amended from time to time, and any successor rule, regulation or statute fulfilling the same or a substantially similar function.

“Stock Appreciation Right” shall mean an Award granted under Article XIV of the Plan of a right, granted alone or in connection with a related Option, to receive a payment on the date of exercise.

“Stock Appreciation Right Award Agreement” shall mean a written agreement between the Company and a Holder with respect to a Stock Appreciation Right.

“Tandem Stock Appreciation Right” shall mean a Stock Appreciation Right granted in connection with a related Option, the exercise of which shall result in termination of the otherwise entitlement to purchase some or all of the shares of Common Stock under the related Option, all as set forth in Section 14.2.

“Ten Percent Stockholder” shall mean an Employee who, at the time an Incentive Stock Option is granted to him or her, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any parent corporation or subsidiary corporation thereof (both as defined in Section 424 of the Code), within the meaning of Section 422(b)(6) of the Code.

“Total and Permanent Disability” shall mean the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months, all as described in Section 22(e)(3) of the Code.

“Units” shall mean bookkeeping units, each of which represents such monetary amount as shall be designated by the Committee in each Performance Unit Award Agreement, or represents one (1) share of Common Stock for purposes of each Restricted Stock Unit Award.

“Unrestricted Stock Award” shall mean an Award granted under Article IX of the Plan of shares of Common Stock which are not subject to Restrictions.

“Unrestricted Stock Award Agreement” shall mean a written agreement between the Company and a Holder with respect to an Unrestricted Stock Award.

ARTICLE III
EFFECTIVE DATE OF PLAN

The Plan shall be effective as of the Effective Date, provided that the Plan is approved by the stockholders of the Company within twelve (12) months of such date.

ARTICLE IV
ADMINISTRATION

Section 4.1                      Composition of Committee.  The Plan shall be administered by the Committee, which shall be appointed by the Board.  The Committee shall consist solely of three (3) or more Directors who are each (i) “outside directors” within the meaning of Section 162(m) of the Code (“Outside Directors”), (ii) “non-employee directors” within the meaning of Rule 16b-3 and (iii) “independent” for purposes of any applicable listing requirements (“Non-Employee Directors”); provided, however, that the Board or the Committee may delegate to a committee of one or more members of the Board who are not (x) Outside Directors, the authority to grant Awards to eligible persons who are not (A) then “covered employees” within the meaning of Section 162(m) of the Code and are not expected to be “covered employees” at the time of recognition of income resulting from such Award, or (B) persons with respect to whom the Company wishes to comply with the requirements of Section 162(m) of the Code, and/or (y) Non-Employee Directors, the authority to grant Awards to eligible persons who are not then subject to the requirements of Section 16 of the Exchange Act. If a member of the Committee shall be eligible to receive an Award under the Plan, such Committee member shall have no authority hereunder with respect to his or her own Award.

Section 4.2                      Powers. Subject to the provisions of the Plan, the Committee shall have the sole authority, in its discretion, to make all determinations under the Plan, including but not limited to determining which Employees, Directors or Consultants shall receive an Award, the time or times when an Award shall be made (the date of grant of an Award shall be the date on which the Award is awarded by the Committee), what type of Award shall be granted, the term of an Award, the date or dates on which an Award vests (including acceleration of vesting), the form of any payment to be made pursuant to an Award, the terms and conditions of an Award (including the forfeiture of the Award (and/or any financial gain) if the Holder of the Award violates any applicable restrictive covenant thereof), the Restrictions under a Restricted Stock Award and the number of shares of Common Stock which may be issued under an Award, all as applicable. In making such determinations the Committee may take into account the nature of the services rendered by the respective Employees, Directors and Consultants, their present and potential contribution to the Company’s (or the Affiliate’s) success and such other factors as the Committee in its discretion shall deem relevant.

Section 4.3                      Additional Powers.  The Committee shall have such additional powers as are delegated to it under the other provisions of the Plan. Subject to the express provisions of the Plan, the Committee is authorized to construe the Plan and the respective Award Agreements executed hereunder, to prescribe such rules and regulations relating to the Plan as it may deem advisable to carry out the intent of the Plan, and to determine the terms, restrictions and provisions of each Award, including such terms, restrictions and provisions as shall be requisite in the judgment of the Committee to cause designated Options to qualify as Incentive Stock Options, and to make all other determinations necessary or advisable for administering the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in any Award Agreement in the manner and to the extent it shall deem expedient to carry it into effect. The determinations of the Committee on the matters referred to in this Article IV shall be conclusive and binding on the Company and all Holders.

Section 4.4                      Committee Action.  In the absence of specific rules to the contrary, action by the Committee shall require the consent of a majority of the members of the Committee, expressed either orally at a meeting of the Committee or in writing in the absence of a meeting.  No member of the Committee shall have any liability for any good faith action, inaction or determination in connection with the Plan.

ARTICLE V
STOCK SUBJECT TO PLAN AND LIMITATIONS THEREON

Section 5.1                      Stock Grant and Award Limits.  The Committee may from time to time grant Awards to one or more Employees, Directors and/or Consultants determined by it to be eligible for participation in the Plan in accordance with the provisions of Article VI. Subject to Article XV, the aggregate number of shares of Common Stock that may be issued under the Plan shall not exceed the sum of (a) One Million Two Hundred Thousand (1,200,000) shares, and (b) any shares of Common Stock which as of the Effective Date are available for issuance under the Company’s 2001 Equity Participation Plan (the “Prior Plan”).  In order that the applicable regulations under the Code relating to Incentive Stock Options be satisfied, the maximum number of shares of Common Stock that may be delivered upon exercise of Awards which are Incentive Stock Options shall be the number specified in clause (a) of the immediately preceding sentence, and, if necessary to satisfy such regulations, such maximum limit shall apply to the number of shares of Common Stock that may be delivered in connection with each other type of Award under the Plan (applicable separately to each type of Award).  Shares shall be deemed to have been issued under the Plan solely to the extent actually issued and delivered pursuant to an Award. To the extent that an Award (or an award made previously under the Prior Plan, a “Prior Plan Award”) lapses, expires, is canceled, is terminated unexercised or ceases to be exercisable for any reason, or the rights of its Holder (or holder for purposes of Prior Plan Awards) terminate, any shares of Common Stock subject to such Award or Prior Plan Award shall again be available for the grant of a new Award and the above One Million Two Hundred Thousand (1,200,000) shares amount shall be increased by such number of shares. Notwithstanding any provision in the Plan to the contrary, the maximum number of shares of Common Stock that may be subject to Awards of Options under Article VII and/or Stock Appreciation Rights under Article XIV, in either or both cases granted to any one Employee during any calendar year, shall be Two Hundred Thousand (200,000) shares (subject to adjustment in the same manner as provided in Article XV with respect to shares of Common Stock subject to Awards then outstanding). The limitation set forth in the preceding sentence shall be applied in a manner which shall permit compensation generated in connection with the exercise of Options or Stock Appreciation Rights to constitute “performance-based” compensation for purposes of Section 162(m) of the Code, including, but not limited to, counting against such maximum number of shares, to the extent required under Section 162(m) of the Code, any shares subject to Options or Stock Appreciation Rights that are canceled or repriced.

Section 5.2                      Stock Offered.  The stock to be offered pursuant to the grant of an Award may be authorized but unissued Common Stock, Common Stock purchased on the open market or Common Stock previously issued and outstanding and reacquired by the Company.

ARTICLE VI
ELIGIBILITY FOR AWARDS; TERMINATION OF
EMPLOYMENT, DIRECTOR STATUS OR CONSULTANT STATUS

Section 6.1                      Eligibility.  Awards made under the Plan may be granted solely to persons or entities who, at the time of grant, are Employees, Directors or Consultants. An Award may be granted on more than one occasion to the same Employee, Director or Consultant, and, subject to the limitations set forth in the Plan, such Award may include, a Non-Qualified Stock Option, a Restricted Stock Award, an Unrestricted Stock Award, a Restricted Stock Unit Award, a Distribution Equivalent Right Award, a Performance Stock Award, a Performance Unit Award, a Stock Appreciation Right, a Tandem Stock Appreciation Right, any combination thereof or, solely for Employees, an Incentive Stock Option.

Section 6.2                      Termination of Employment or Director Status.  Except to the extent inconsistent with the terms of the applicable Award Agreement (in which case the terms of the applicable Award Agreement shall control), the terms of the Holder’s employment agreement with the Company or an Affiliate (in which case the terms of the applicable employment agreement shall control) and/or the provisions of Section 6.4, the following terms and conditions shall apply with respect to the termination of a Holder’s employment with, or status as a Director of, the Company or an Affiliate, as applicable, for any reason, including, without limitation, Total and Permanent Disability or death:

(a)	The Holder’s rights, if any, to exercise any then exercisable Non-Qualified Stock Options and/or Stock Appreciation Rights shall terminate:

(1)
If such termination is for a reason other than the Holder’s Total and Permanent Disability or death, ninety (90) days after the date of such termination of employment or after the date of such termination of Director status;

(2)	If such termination is on account of the Holder’s Total and Permanent Disability, one (1) year after the date of such termination of employment or Director status; or

(3)	If such termination is on account of the Holder’s death, one (1) year after the date of the Holder’s death.

Upon such applicable date the Holder (and such Holder’s estate, designated beneficiary or other legal representative) shall forfeit any rights or interests in or with respect to any such Non-Qualified Stock Options and Stock Appreciation Rights.

(b)	The Holder’s rights, if any, to exercise any then exercisable Incentive Stock Option shall terminate:

(1)	If such termination is for a reason other than the Holder’s Total and Permanent Disability or death, three (3) months after the date of such termination of employment;

(2)	If such termination is on account of the Holder’s Total and Permanent Disability, one (1) year after the date of such termination of employment; or

(3)	If such termination is on account of the Holder’s death, one (1) year after the date of the Holder’s death.

Upon such applicable date the Holder (and such Holder’s estate, designated beneficiary or other legal representative) shall forfeit any rights or interests in or with respect to any such Incentive Stock Options.

(c)
If a Holder’s employment with, or status as a Director of, the Company or an Affiliate, as applicable, terminates for any reason prior to the actual or deemed satisfaction and/or lapse of the Restrictions, vesting requirements, terms and conditions applicable to a Restricted Stock Award and/or Restricted Stock Unit Award, such Restricted Stock and/or Restricted Stock Units shall immediately be canceled, and the Holder (and such Holder’s estate, designated beneficiary or other legal representative) shall forfeit any rights or interests in and with respect to any such Restricted Stock and/or Restricted Stock Units. The immediately preceding sentence to the contrary notwithstanding, the Committee, in its sole discretion, may determine, prior to or within thirty (30) days after the date of such termination of employment or Director status, that all or a portion of any such Holder’s Restricted Stock and/or Restricted Stock Units shall not be so canceled and forfeited.

Section 6.3                      Termination of Consultant Status. Except to the extent inconsistent with the terms of the applicable Award Agreement and/or the provisions of Section 6.4, the following terms and conditions shall apply with respect to the termination of a Holder’s status as a Consultant, for any reason:

(a)	The Holder’s rights, if any, to exercise any then exercisable Non-Qualified Stock Options and/or Stock Appreciation Rights shall terminate:

(1)	If such termination is for a reason other than the Holder’s death, ninety (90) days after the date of such termination; or

(2)	If such termination is on account of the Holder’s death, one (1) year after the date of the Holder’s death.

(b)
If the status of a Holder as a Consultant terminates for any reason prior to the actual or deemed satisfaction and/or lapse of the Restrictions, vesting requirements, terms and conditions applicable to a Restricted Stock Award and/or a Restricted Stock Unit Award, such Restricted Stock and/or Restricted Stock Units shall immediately be canceled, and the Holder (and such Holder’s estate, designated beneficiary or other legal representative) shall forfeit any rights or interests in and with respect to any such Restricted Stock and/or Restricted Stock Units. The immediately preceding sentence to the contrary notwithstanding, the Committee, in its sole discretion, may determine, prior to or within thirty (30) days after the date of such termination of such a Holder’s status as a Consultant, that all or a portion of any such Holder’s Restricted Stock and/or Restricted Stock Units shall not be so canceled and forfeited.

Section 6.4                      Special Termination Rule. Except to the extent inconsistent with the terms of the applicable Award Agreement, and notwithstanding anything to the contrary contained in this Article VI, if a Holder’s employment with, or status as a Director of, the Company or an Affiliate shall terminate, and if, within ninety (90) days of such termination, such Holder shall become a Consultant, such Holder’s rights with respect to any Award or portion thereof granted thereto prior to the date of such termination may be preserved, if and to the extent determined by the Committee in its sole discretion, as if such Holder had been a Consultant for the entire period during which such Award or portion thereof had been outstanding. Should the Committee effect such determination with respect to such Holder, for all purposes of the Plan, such Holder shall not be treated as if his or her employment or Director status had terminated until such time as his or her Consultant status shall terminate, in which case his or her Award, as it may have been reduced in connection with the Holder’s becoming a Consultant, shall be treated pursuant to the provisions of Section 6.3; provided, however, that any such Award which is intended to be an Incentive Stock Option shall, upon the Holder’s no longer being an Employee, automatically convert to a Non-Qualified Stock Option.  Should a Holder’s status as a Consultant terminate, and if, within ninety (90) days of such termination, such Holder shall become an Employee or a Director, such Holder’s rights with respect to any Award or portion thereof granted thereto prior to the date of such termination may be preserved, if and to the extent determined by the Committee in its sole discretion, as if such Holder had been an Employee or a Director, as applicable, for the entire period during which such Award or portion thereof had been outstanding, and, should the Committee effect such determination with respect to such Holder, for all purposes of the Plan, such Holder shall not be treated as if his or her Consultant status had terminated until such time as his or her employment with the Company or an Affiliate, or his or her Director status, as applicable, shall terminate, in which case his or her Award shall be treated pursuant to the provisions of Section 6.2.

Section 6.5                      Termination for Cause.  Notwithstanding anything in this Article VI or elsewhere in the Plan to the contrary, and unless a Holder’s Award Agreement specifically provides otherwise, should a Holder’s employment, Director status or engagement as a Consultant with or for the Company or an Affiliate be terminated by the Company or Affiliate for Cause, all of such Holder’s then outstanding Awards shall expire immediately and be forfeited in their entirety upon such termination.

ARTICLE VII
OPTIONS

Section 7.1                      Option Period.  The term of each Option shall be as specified in the Option Agreement; provided, however, that except as set forth in Section 7.3, no Option shall be exercisable after the expiration of ten (10) years from the date of its grant.

Section 7.2                      Limitations on Exercise of Option.  An Option shall be exercisable in whole or in such installments and at such times as specified in the Option Agreement.

Section 7.3                      Special Limitations on Incentive Stock Options.  To the extent that the aggregate Fair Market Value (determined at the time the respective Incentive Stock Option is granted) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year under all plans of the Company and any parent corporation or subsidiary corporation thereof (both as defined in Section 424 of the Code) which provide for the grant of Incentive Stock Options exceeds One Hundred Thousand Dollars ($100,000) (or such other individual limit as may be in effect under the Code on the date of grant), the portion of such Incentive Stock Options that exceeds such threshold shall be treated as Non-Qualified Stock Options. The Committee shall determine, in accordance with applicable provisions of the Code, Treasury Regulations and other administrative pronouncements, which of a Holder’s Options, which were intended by the Committee to be Incentive Stock Options when granted to the Holder, will not constitute Incentive Stock Options because of such limitation, and shall notify the Holder of such determination as soon as practicable after such determination. No Incentive Stock Option shall be granted to an Employee if, at the time the Option is granted, such Employee is a Ten Percent Stockholder, unless (i) at the time such Incentive Stock Option is granted the Option price is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock subject to the Option, and (ii) such Incentive Stock Option by its terms is not exercisable after the expiration of five (5) years from the date of grant.  No Incentive Stock Option shall be granted more than ten (10) years from the date on which the Plan is approved by the Company’s stockholders.  The designation by the Committee of an Option as an Incentive Stock Option shall not guarantee the Holder that the Option will satisfy the applicable requirements for “incentive stock option” status under Section 422 of the Code.

Section 7.4                      Option Agreement. Each Option shall be evidenced by an Option Agreement in such form and containing such provisions not inconsistent with the provisions of the Plan as the Committee from time to time shall approve, including, but not limited to, provisions intended to qualify an Option as an Incentive Stock Option. An Option Agreement may provide for the payment of the Option price, in whole or in part, by the delivery of a number of shares of Common Stock (plus cash if necessary) that have been owned by the Holder for at least six (6) months and having a Fair Market Value equal to such Option price, or such other forms or methods as the Committee may determine from time to time, in each case, subject to such rules and regulations as may be adopted by the Committee. Each Option Agreement shall, solely to the extent inconsistent with the provisions of Sections 6.2, 6.3 and 6.4, as applicable, specify the effect of termination of employment, Director status or Consultant status on the exercisability of the Option. Moreover, without limited the generality of the foregoing, an Option Agreement may provide for a “cashless exercise” of the Option by establishing procedures whereby the Holder, by a properly-executed written notice, directs (i) an immediate market sale or margin loan respecting all or a part of the shares of Common Stock to which he is entitled upon exercise pursuant to an extension of credit by the Company to the Holder of the Option price, (ii) the delivery of the shares of Common Stock from the Company directly to a brokerage firm and (iii) the delivery of the Option price from sale or margin loan proceeds from the brokerage firm directly to the Company. Each Option Agreement shall, solely to the extent inconsistent with the provisions of Sections 6.2, 6.3 and 6.4, as applicable, specify the effect of the termination of the Holder’s employment, Director status or Consultant status on the exercisability of the Option. An Option Agreement may also include provisions relating to (i) subject to the provisions hereof, accelerated vesting of Options, including but not limited to upon the occurrence of a Change of Control, (ii) tax matters (including provisions covering any applicable Employee wage withholding requirements and requiring additional “gross-up” payments to Holders to meet any excise taxes or other additional income tax liability imposed as a result of a payment made upon a Change of Control resulting from the operation of the Plan or of such Option Agreement) and (iii) any other matters not inconsistent with the terms and provisions of the Plan that the Committee shall in its sole discretion determine. The terms and conditions of the respective Option Agreements need not be identical.

Section 7.5                      Option Price and Payment.  The price at which a share of Common Stock may be purchased upon exercise of an Option shall be determined by the Committee; provided, however, that such Option price (i) shall not be less than the Fair Market Value of a share of Common Stock on the date such Option is granted, and (ii) shall be subject to adjustment as provided in Article XV. The Option or portion thereof may be exercised by delivery of an irrevocable notice of exercise to the Company. The Option price for the Option or portion thereof shall be paid in full in the manner prescribed by the Committee as set forth in the Plan and the applicable Option Agreement. Separate stock certificates shall be issued by the Company for those shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option and for those shares of Common Stock acquired pursuant to the exercise of a Non-Qualified Stock Option.

Section 7.6                      Stockholder Rights and Privileges. The Holder of an Option shall be entitled to all the privileges and rights of a stockholder of the Company solely with respect to such shares of Common Stock as have been purchased under the Option and for which certificates of stock have been registered in the Holder’s name.

Section 7.7                      Options and Rights in Substitution for Stock Options Granted by Other Corporations.  Options may be granted under the Plan from time to time in substitution for stock options held by individuals employed by entities who become Employees as a result of a merger or consolidation of the employing entity with the Company or any Affiliate, or the acquisition by the Company or an Affiliate of the assets of the employing entity, or the acquisition by the Company or an Affiliate of stock of the employing entity with the result that such employing entity becomes an Affiliate.

Section 7.8                      Prohibition Against Repricing.  Except to the extent (i) approved in advance by holders of a majority of the shares of the Company entitled to vote generally in the election of directors, or (ii) as a result of any Change of Control or any adjustment as provided in Article XV, the Committee shall not have the power or authority to reduce, whether through amendment or otherwise, the exercise price of any outstanding Option or Stock Appreciation right, or to grant any new Award or make any payment of cash in substitution for or upon the cancellation of Options and/or Stock Appreciation Rights previously granted.

ARTICLE VIII
RESTRICTED STOCK AWARDS

Section 8.1                      Restriction Period to be Established by Committee.  At the time a Restricted Stock Award is made, the Committee shall establish the Restriction Period applicable to such Award. Each Restricted Stock Award may have a different Restriction Period, in the discretion of the Committee. The Restriction Period applicable to a particular Restricted Stock Award shall not be changed except as permitted by Section 8.2.

Section 8.2                      Other Terms and Conditions.  Common Stock awarded pursuant to a Restricted Stock Award shall, unless otherwise determined by the Committee, be issued in book entry form on the books and records as kept by the Company’s transfer agent and registered in the name of the Holder of such Restricted Stock Award. If provided for under the Restricted Stock Award Agreement, the Holder shall have the right to vote Common Stock subject thereto and to enjoy all other stockholder rights, including the entitlement to receive dividends on the Common Stock during the Restriction Period, except that (i) the Holder shall not be entitled to delivery of a stock certificate until the Restriction Period shall have expired, (ii) if a stock certificate is prepared before the expiration of the Restriction Period, the Company shall retain custody of the stock certificate during the Restriction Period (with a stock power endorsed by the Holder in blank), (iii) the Holder may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the Common Stock during the Restriction Period and (iv) a breach of the terms and conditions established by the Committee pursuant to the Restricted Stock Award Agreement shall cause a forfeiture of the Restricted Stock Award. At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions relating to Restricted Stock Awards, including, but not limited to, rules pertaining to the effect of termination of employment, Director status or Consultant status prior to expiration of the Restriction Period. Such additional terms, conditions or restrictions shall, to the extent inconsistent with the provisions of Sections 6.2, 6.3 and 6.4, as applicable, be set forth in a Restricted Stock Award Agreement made in conjunction with the Award. Such Restricted Stock Award Agreement may also include provisions relating to (i) subject to the provisions hereof, accelerated vesting of Awards, including but not limited to accelerated vesting upon the occurrence of a Change of Control, (ii) tax matters (including provisions covering any applicable Employee wage withholding requirements and requiring additional “gross-up” payments to Holders to meet any excise taxes or other additional income tax liability imposed as a result of a payment made in connection with a Change of Control resulting from the operation of the Plan or of such Restricted Stock Award Agreement) and (iii) any other matters not inconsistent with the terms and provisions of the Plan that the Committee shall in its sole discretion determine. The terms and conditions of the respective Restricted Stock Agreements need not be identical.  All shares of Common Stock delivered to a Holder as part of a Restricted Stock Award shall be delivered and reported by the Company or the Affiliate, as applicable, to the Holder by no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the Company’s fiscal year in which the Holder’s entitlement to such shares becomes vested.

Section 8.3                      Payment for Restricted Stock.  The Committee shall determine the amount and form of any payment from a Holder for Common Stock received pursuant to a Restricted Stock Award, if any, provided that in the absence of such a determination, a Holder shall not be required to make any payment for Common Stock received pursuant to a Restricted Stock Award, except to the extent otherwise required by law.

Section 8.4                      Restricted Stock Award Agreements. At the time any Award is made under this Article VIII, the Company and the Holder shall enter into a Restricted Stock Award Agreement setting forth each of the matters contemplated hereby and such other matters as the Committee may determine to be appropriate.

ARTICLE IX
UNRESTRICTED STOCK AWARDS

Pursuant to the terms of the applicable Unrestricted Stock Award Agreement, a Holder may be awarded (or sold) shares of Common Stock which are not subject to Restrictions, in consideration for past services rendered thereby to the Company or an Affiliate or for other valid consideration; provided, however, that no more than One Hundred Thousand (100,000) shares of Common Stock may be subject to Unrestricted Stock Awards in the aggregate.

ARTICLE X
RESTRICTED STOCK UNIT AWARDS

Section 10.1                                Terms and Conditions.                                           The Committee shall set forth in the applicable Restricted Stock Unit Award Agreement the individual service-based vesting requirement which the Holder would be required to satisfy before the Holder would become entitled to payment pursuant to Section 10.2 the number of Units awarded to the Holder.  Such payment shall be subject to a “substantial risk of forfeiture” under Section 409A of the Code.  At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions relating to Performance Unit Awards, including, but not limited to, rules pertaining to the effect of termination of employment, director status or Consultant status prior to expiration of the applicable vesting period.  The terms and conditions of the respective Restricted Stock Award Agreements need not be identical.

Section 10.2                                Payments.                      The Holder of a Restricted Stock Unit shall be entitled to receive a cash payment equal to the Fair Market Value of a share of Common Stock, or one (1) share of Common Stock, as determined in the sole discretion of the Committee and as set forth in the Restricted Stock Unit Award Agreement, for each Restricted Stock Unit subject to such Restricted Stock Unit Award, if the Holder satisfies the applicable vesting requirement.  Such payment shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the calendar year in which the Restricted Stock Unit first becomes vested.

ARTICLE XI
PERFORMANCE UNIT AWARDS

Section 11.1                                Terms and Conditions.  The Committee shall set forth in the applicable Performance Unit Award Agreement the performance goals and objectives (and the period of time to which such goals and objectives shall apply) which the Holder and/or the Company would be required to satisfy before the Holder would become entitled to payment pursuant to Section 11.2, the number of Units awarded to the Holder and the dollar value assigned to each such Unit.  Such payment shall be subject to a “substantial risk of forfeiture” under Section 409A of the Code.  At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions, including, but not limited to, rules pertaining to the effect of termination of employment, Director status or Consultant status prior to expiration of the applicable performance period.  The terms and conditions of the respective Performance Unit Award Agreements need not be identical.

Section 11.2                                Payments.  The Holder of a Performance Unit shall be entitled to receive a cash payment equal to the dollar value assigned to such Unit under the applicable Performance Unit Award Agreement if the Holder and/or the Company satisfy (or partially satisfy, if applicable under the applicable Performance Unit Award Agreement) the performance goals and objectives set forth in such Performance Unit Award Agreement.  If achieved, such payment shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the Company’s fiscal year to which such performance goals and objectives relate.

ARTICLE XII
PERFORMANCE SHARE AWARDS

Section 12.1                                Terms and Conditions.  The Committee shall set forth in the applicable Performance Share Award Agreement the performance goals and objectives (and the period of time to which such goals and objectives shall apply) which the Holder and/or the Company would be required to satisfy before the Holder would become entitled to the receipt of shares of Common Stock pursuant to such Holder’s Performance Share Award and the number of shares of Common Stock subject to such Performance Share Award.  Such payment shall be subject to a “substantial risk of forfeiture” under Section 409A of the Code and, if such goals and objectives are achieved, the distribution of such Common Shares shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the Company’s fiscal year to which such goals and objectives relate.  At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions relating to Performance Share Awards, including, but not limited to, rules pertaining to the effect of termination of the Holder’s employment, Director status or Consultant status prior to the expiration of the applicable performance period.  The terms and conditions of the respective Performance Share Award Agreements need not be identical.

Section 12.2                                Stockholder Rights and Privileges.  The Holder of a Performance Share Award shall have no rights as a stockholder of the Company until such time, if any, as the Holder actually receives shares of Common Stock pursuant to the Performance Share Award.

ARTICLE XIII
DISTRIBUTION EQUIVALENT RIGHTS

Section 13.1                                Terms and Conditions.  The Committee shall set forth in the applicable Distribution Equivalent Rights Award Agreement the terms and conditions, if any, including whether the Holder is to receive credits currently in cash, is to have such credits reinvested (at Fair Market Value determined as of the date of reinvestment) in additional shares of Common Stock or is to be entitled to choose among such alternatives. Such receipt shall be subject to a “substantial risk of forfeiture” under Section 409A of the Code and, if such Award becomes vested, the distribution of such cash or shares of Common Stock shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the Company’s fiscal year in which the Holder’s interest in the Award vests. Distribution Equivalent Rights Awards may be settled in cash or in shares of Common Stock, as set forth in the applicable Distribution Equivalent Rights Award Agreement. A Distribution Equivalent Rights Award may, but need not be, awarded in tandem with another Award, whereby, if so awarded, such Distribution Equivalent Rights Award shall expire, terminate or be forfeited by the Holder, as applicable, under the same conditions as under such other Award.

Section 13.2                                Interest Equivalents.  The Distribution Equivalent Rights Award Agreement for a Distribution Equivalent Rights Award may provide for the crediting of interest on a Distribution Rights Award to be settled in cash at a future date (but in no event later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the Company’s fiscal year in which such interest was credited), at a rate set forth in the applicable Distribution Equivalent Rights Award Agreement, on the amount of cash payable thereunder.

ARTICLE XIV
STOCK APPRECIATION RIGHTS

Section 14.1                                Terms and Conditions.  The Committee shall set forth in the applicable Stock Appreciation Right Award Agreement the terms and conditions of the Stock Appreciation Right, including (i) the base value (the “Base Value”) for the Stock Appreciation Right, which for purposes of a Stock Appreciation which is not a Tandem Stock Appreciation Right, shall be not less than the Fair Market Value of a share of the Common Stock on the date of grant of the Stock Appreciation Right, (ii) the number of shares of Common Stock subject to the Stock Appreciation Right, (iii) the period during which the Stock Appreciation Right may be exercised; provided, however, that no Stock Appreciation Right shall be exercisable after the expiration of ten (10) years from the date of its grant, and (iv) any other special rules and/or requirements which the Committee imposes upon the Stock Appreciation Right. Upon the exercise of some or all of a Stock Appreciation Right, the Holder shall receive a payment from the Company, in cash or in the form of shares of Common Stock having an equivalent Fair Market Value or in a combination of both, as determined in the sole discretion of the Committee, equal to the product of:

(a)	The excess of (i) the Fair Market Value of a share of the Common Stock on the date of exercise, over (ii) the Base Value, multiplied by;

(b)	The number of shares of Common Stock with respect to which the Stock Appreciation Right is exercised.

Section 14.2                                Tandem Stock Appreciation Rights. If the Committee grants a Stock Appreciation Right which is intended to be a Tandem Stock Appreciation Right, the Tandem Stock Appreciation Right must be granted at the same time as the related Option, and the following special rules shall apply:

(a)	The Base Value shall be equal to or greater than the per share exercise price under the related Option;

(b)
The Tandem Stock Appreciation Right may be exercised for all or part of the shares of Common Stock which are subject to the related Option, but solely upon the surrender by the Holder of the Holder’s right to exercise the equivalent portion of the related Option (and when a share of Common Stock is purchased under the related Option, an equivalent portion of the related Tandem Stock Appreciation Right shall be cancelled);

(c)	The Tandem Stock Appreciation Right shall expire no later than the date of the expiration of the related Option;

(d)
The value of the payment with respect to the Tandem Stock Appreciation Right may be no more than one hundred percent (100%) of the difference between the per share exercise price under the related Option and the Fair Market Value of the shares of Common Stock subject to the related Option at the time the Tandem Stock Appreciation Right is exercised, multiplied by the number of shares of Common Stock with respect to which the Tandem Stock Appreciation Right is exercised; and

(e)
The Tandem Stock Appreciation Right may be exercised solely when the Fair Market Value of a share of Common Stock subject to the related Option exceeds the per share the exercise price under the related Option.

ARTICLE XV
RECAPITALIZATION OR REORGANIZATION

Section 15.1                                Adjustments to Common Stock.  The shares with respect to which Awards may be granted under the Plan are shares of Common Stock as presently constituted; provided, however, that if, and whenever, prior to the expiration or distribution to the Holder of shares of Common Stock underlying an Award theretofore granted, the Company shall effect a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend on Common Stock without receipt of consideration by the Company, the number of shares of Common Stock with respect to which such Award may thereafter be exercised or satisfied, as applicable, (i) in the event of an increase in the number of outstanding shares, shall be proportionately increased, and the purchase price per share of the Common Stock shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares, shall be proportionately reduced, and the purchase price per share of the Common Stock shall be proportionately increased. Notwithstanding the foregoing or any other provision of this Article XV, any adjustment made with respect to an Award (x) which is an Incentive Stock Option, shall comply with the requirements of Section 424(a) of the Code, and in no event shall any adjustment be made which would render any Incentive Stock Option granted under the Plan to be other than an “incentive stock option” for purposes of Section 422 of the Code, and (y) which is a Non-Qualified Stock Option, shall comply with the requirements of Section 409A of the Code, and in no event shall any adjustment be made which would render any Non-Qualified Stock Option granted under the Plan to become subject to Section 409A of the Code.

Section 15.2                                Recapitalization.  If the Company recapitalizes or otherwise changes its capital structure, thereafter upon any exercise or satisfaction, as applicable, of a previously granted Award, the Holder shall be entitled to receive (or entitled to purchase, if applicable) under such Award, in lieu of the number of shares of Common Stock then covered by such Award, the number and class of shares of stock and securities to which the Holder would have been entitled pursuant to the terms of the recapitalization if, immediately prior to such recapitalization, the Holder had been the holder of record of the number of shares of Common Stock then covered by such Award.

Section 15.3                                Other Events.  In the event of changes to the outstanding Common Stock by reason of extraordinary cash dividend, reorganization, mergers, consolidations, combinations, split-ups, spin-offs, exchanges or other relevant changes in capitalization occurring after the date of the grant of any Award and not otherwise provided for under this Article XV, any outstanding Awards and any Award Agreements evidencing such Awards shall be adjusted by the Board in its discretion as to the number and price of shares of Common Stock or other consideration subject to such Awards. In the event of any adjustment pursuant to Sections 15.1, 15.2 or this Section 15.3, the aggregate number of shares available under the Plan under Section 5.1 (and the 162(m) limit set forth therein) shall be appropriately adjusted by the Board, the determination of which shall be conclusive.  In addition, the Committee may make provision for a cash payment to a Participant or a person who has an outstanding Award.  The number of shares of Common Stock subject to any Award shall be rounded to the nearest whole number.

Section 15.4                                Powers Not Affected.  The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or of the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change of the Company’s capital structure or business, any merger or consolidation of the Company, any issue of debt or equity securities ahead of or affecting Common Stock or the rights thereof, the dissolution or liquidation of the Company or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

Section 15.5                                No Adjustment for Certain Awards.  Except as hereinabove expressly provided, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect previously granted Awards, and no adjustment by reason thereof shall be made with respect to the number of shares of Common Stock subject to Awards theretofore granted or the purchase price per share, if applicable.

ARTICLE XVI
AMENDMENT AND TERMINATION OF PLAN

The Plan shall continue in effect, unless sooner terminated pursuant to this Article XVI, until the tenth (10th) anniversary of the date on which it is adopted by the Board (except as to Awards outstanding on that date).  The Board in its discretion may terminate the Plan at any time with respect to any shares for which Awards have not theretofore been granted; provided, however, that the Plan’s termination shall not materially and adversely impair the rights of a Holder with respect to any Award theretofore granted without the consent of the Holder. The Board shall have the right to alter or amend the Plan or any part hereof from time to time; provided, however, that without the approval by a majority of the votes cast at a meeting of shareholders at which a quorum representing a majority of the shares of the Company entitled to vote generally in the election of directors is present in person or by proxy, no amendment or modification of the Plan may (i) materially increase the benefits accruing to Holders, (ii) except as otherwise expressly provided in Article XV, materially increase the number of shares of Common Stock subject to the Plan or the individual Award Agreements specified in Article V, (iii) materially modify the requirements for participation in the Plan, or (iv) amend, modify or suspend Section 7.8 (repricing prohibitions) or this Article XVI.  In addition, no change in any Award theretofore granted may be made which would materially and adversely impair the rights of a Holder with respect to such Award without the consent of the Holder (unless such change is required in order to cause the benefits under the Plan to qualify as “performance-based” compensation within the meaning of Section 162(m) of the Code) or to exempt the Plan or any Award from Section 409A of the Code.

ARTICLE XVII
MISCELLANEOUS

Section 17.1                                No Right to Award.  Neither the adoption of the Plan by the Company nor any action of the Board or the Committee shall be deemed to give an Employee, Director or Consultant any right to an Award except as may be evidenced by an Award Agreement duly executed on behalf of the Company, and then solely to the extent and on the terms and conditions expressly set forth therein.

Section 17.2                                No Rights Conferred.  Nothing contained in the Plan shall (i) confer upon any Employee any right with respect to continuation of employment with the Company or any Affiliate, (ii) interfere in any way with any right of the Company or any Affiliate to terminate the employment of an Employee at any time, (iii) confer upon any Director any right with respect to continuation of such Director’s membership on the Board, (iv) interfere in any way with any right of the Company or an Affiliate to terminate a Director’s membership on the Board at any time, (v) confer upon any Consultant any right with respect to continuation of his or her consulting engagement with the Company or any Affiliate, or (vi) interfere in any way with any right of the Company or an Affiliate to terminate a Consultant’s consulting engagement with the Company or an Affiliate at any time.

Section 17.3                                Other Laws; No Fractional Shares; Withholding.  The Company shall not be obligated by virtue of any provision of the Plan to recognize the exercise of any Award or to otherwise sell or issue shares of Common Stock in violation of any laws, rules or regulations, and any postponement of the exercise or settlement of any Award under this provision shall not extend the term of such Award.  Neither the Company nor its directors or officers shall have any obligation or liability to a Holder with respect to any Award (or shares of Common Stock issuable thereunder) (i) that shall lapse because of such postponement, or (ii) for any failure to comply with the requirements of any applicable law, rules or regulations, including but not limited to any failure to comply with the requirements of Section 409A of this Code.  No fractional shares of Common Stock shall be delivered, nor shall any cash in lieu of fractional shares be paid. The Company shall have the right to deduct in cash (whether under this Plan or otherwise) in connection with all Awards any taxes required by law to be withheld and to require any payments required to enable it to satisfy its withholding obligations. In the case of any Award satisfied in the form of shares of Common Stock, no shares shall be issued unless and until arrangements satisfactory to the Company shall have been made to satisfy any tax withholding obligations applicable with respect to such Award. Subject to such terms and conditions as the Committee may impose, the Company shall have the right to retain, or the Committee may, subject to such terms and conditions as it may establish from time to time, permit Holders to elect to tender, Common Stock (including Common Stock issuable in respect of an Award) to satisfy, in whole or in part, the amount required to be withheld.

Section 17.4                                No Restriction on Corporate Action.  Nothing contained in the Plan shall be construed to prevent the Company or any Affiliate from taking any corporate action which is deemed by the Company or such Affiliate to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Award made under the Plan. No Employee, Director, Consultant, beneficiary or other person shall have any claim against the Company or any Affiliate as a result of any such action.

Section 17.5                                Restrictions on Transfer. No Award under the Plan or any Award Agreement and no rights or interests herein or therein, shall or may be assigned, transferred, sold, exchanged, encumbered, pledged or otherwise hypothecated or disposed of by a Holder except (i) by will or by the laws of descent and distribution, or (ii) except for an Incentive Stock Option, by gift to any Family Member of the Holder. An Award may be exercisable during the lifetime of the Holder only by such Holder or by the Holder’s guardian or legal representative unless it has been transferred by gift to a Family Member of the Holder, in which case it shall be exercisable solely by such transferee. Notwithstanding any such transfer, the Holder shall continue to be subject to the withholding requirements provided for under Section 17.3 hereof.  Notwithstanding the foregoing, except for Awards which are Incentive Stock Options, Awards may be transferred pursuant to the terms of any valid separation agreement or divorce decree.

Section 17.6                                Beneficiary Designations.  Each Holder may, from time to time, name a beneficiary or beneficiaries (who may be contingent or successive beneficiaries) for purposes of receiving any amount which is payable in connection with an Award under the Plan upon or subsequent to the Holder’s death. Each such beneficiary designation shall serve to revoke all prior beneficiary designations, be in a form prescribed by the Company and be effective solely when filed by the Holder in writing with the Company during the Holder’s lifetime. In the absence of any such written beneficiary designation, for purposes of the Plan, a Holder’s beneficiary shall be the Holder’s estate.

Section 17.7                                Rule 16b-3.  It is intended that the Plan and any Award made to a person subject to Section 16 of the Exchange Act shall meet all of the requirements of Rule 16b-3. If any provision of the Plan or of any such Award would disqualify the Plan or such Award under, or would otherwise not comply with the requirements of, Rule 16b-3, such provision or Award shall be construed or deemed to have been amended as necessary to conform to the requirements of Rule 16b-3.

Section 17.8                                Section 162(m).  It is intended that the Plan shall comply fully with and meet all the requirements of Section 162(m) of the Code so that Awards hereunder which are made to Holders who are “covered employees” (as defined in Section 162(m) of the Code) shall constitute “performance-based” compensation within the meaning of Section 162(m) of the Code. The performance criteria to be utilized under the Plan for such purposes shall consist of objective tests based on one or more of the following: earnings or earnings per share, cash flow or cash flow per share, operating cash flow or operating cash flow per share revenue growth, financial return ratios (such as return on equity and/or return on assets), share price performance, stockholder return and/or value, operating income, earnings before interest, taxes, depreciation and amortization, earnings, pre- or post-tax income, economic value added (or an equivalent metric), profit returns and margins, credit quality, sales growth, net enrollments, enrolled revenue, market share and/or working capital.  Performance criteria may be established on a Company-wide basis or with respect to one or more Company business units or divisions or subsidiaries; and either in absolute terms, relative to the performance of one or more similarly situated companies, or relative to the performance of an index covering a peer group of companies.  When establishing performance objectives for the applicable performance period, the Committee may exclude any or all “extraordinary items” as determined under U.S. generally acceptable accounting principles including, without limitation, the charges or costs associated with restructurings of the Company, discontinued operations, other unusual or non-recurring items, and the cumulative effects of accounting changes, and as identified in the Company’s financial statements, notes to the Company’s financial statements or management’s discussion and analysis of financial condition and results of operations contained in the Company’s most recent annual report filed with the U.S. Securities and Exchange Commission pursuant to the Exchange Act.  In addition, notwithstanding anything in the Plan to the contrary, the Committee shall be entitled to make such rules, determinations and adjustments as it deems appropriate with respect to any Employee, Director or Consultant who becomes eligible to receive a Performance Unit Award or Performance Share Award after the commencement of a performance period.  If any provision of the Plan would disqualify the Plan or would not otherwise permit the Plan to comply with Section 162(m) of the Code as so intended, such provision shall be construed or deemed amended to conform to the requirements or provisions of Section 162(m) of the Code.  The Committee may postpone the exercising of Awards, the issuance or delivery of Common Stock under any Award or any action permitted under the Plan to prevent the Company or any subsidiary from being denied a federal income tax deduction with respect to any Award other than an Incentive Stock Option, provided that such deferral satisfies the requirements of Section 409A of the Code.

Section 17.9                                Section 409A.  Notwithstanding any other provision of the Plan, the Committee shall have no authority to issue an Award under the Plan with terms and/or conditions which would cause such Award to constitute non-qualified “deferred compensation” under Section 409A of the Code.  Accordingly, by way of example but not limitation, no Option shall be granted under the Plan with a per share Option exercise price which is less than the Fair Market Value of a share of Common Stock on the date of grant of the Option.  Notwithstanding anything herein to the contrary, no Award Agreement shall provide for any deferral feature with respect to an Award which constitutes a deferral of compensation under Section 409A of the Code.  The Plan and all Award Agreements are intended to comply with the requirements of Section 409A of the Code (so as to be exempt therefrom) and shall be so interpreted and construed.

Section 17.10                                Indemnification.  Each person who is or shall have been a member of the Committee or of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred thereby in connection with or resulting from any claim, action, suit, or proceeding to which such person may be made a party or may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid thereby in settlement thereof, with the Company’s approval, or paid thereby in satisfaction of any judgment in any such action, suit, or proceeding against such person; provided, however, that such person shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf.  The foregoing right of indemnification shall not be exclusive and shall be independent of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or By-laws, by contract, as a matter of law, or otherwise.

Section 17.11                                Other Plans.  No Award, payment or amount received hereunder shall be taken into account in computing an Employee’s salary or compensation for the purposes of determining any benefits under any pension, retirement, life insurance or other benefit plan of the Company or any Affiliate, unless such other plan specifically provides for the inclusion of such Award, payment or amount received.  Nothing in the Plan shall be construed to limit the right of the Company to establish other plans or to pay compensation to its employees, in cash or property, in a manner which is not expressly authorized under the Plan.

Section 17.12                                Limits of Liability.  Any liability of the Company with respect to an Award shall be based solely upon the contractual obligations created under the Plan and the Award Agreement. None of the Company, any member of the Board nor any member of the Committee shall have any liability to any party for any action taken or not taken, in good faith, in connection with or under the Plan.

Section 17.13                                Governing Law.  Except as otherwise provided herein, the Plan shall be construed in accordance with the laws of the State of Delaware, without regard to principles of conflicts of law.

Section 17.14                                Severability of Provisions.  If any provision of the Plan is held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of the Plan, and the Plan shall be construed and enforced as if such invalid or unenforceable provision had not been included in the Plan.

Section 17.15                                No Funding.  The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of funds or assets to ensure the payment of any Award.

Section 17.16                                Headings. Headings used throughout the Plan are for convenience only and shall not be given legal significance.

Section 17.17                                Terms of Award Agreements. Each Award shall be evidenced by an Award Agreement, which Award Agreement, if it provides for the issuance of Common Stock, shall require the Holder to enter into and be bound by the terms of the Company’s Stockholders’ Agreement, if any.  The terms of the Award Agreements utilized under the Plan need not be the same.

Section 17.18                                California Information Requirements.  To the extent applicable, the Company shall comply with the information requirements applicable to the Plan pursuant to Section 260.140.46 of the California Code of Regulations.

Please mark your votes as indicated in this example	☒

		FOR ALL ☐	WITHHOLD FOR ALL ☐	*EXCEPTIONS ☐
1.	To elect the following Class II directors to hold office for a three-year term and until their respective successors are elected and qualified:						FOR ☐	AGAINST ☐	ABSTAIN ☐
					2.	To ratify the selection of BDO Seidman, LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009.

	01 James M. Kalustian, 02 John A. Ueberroth, and 03 Joseph J. Ueberroth				3.	To approve the Company’s 2009 Equity Participation Plan.	☐	☐	☐

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “Exceptions” box above and write that nominee’s name in the space provided below.)
SHARES REPRESENTED BY A PROPERLY EXECUTED PROXY WILL BE VOTED IN ACCORDANCE WITH INSTRUCTIONS APPEARING ON THE PROXY AND IN THE DISCRETION OF THE PROXY AGENT AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OF STOCKHOLDERS OR ANYADJOURNMENT OR POSTPONEMENT THEREOF. IN THE ABSENCE OF SPECIFIC INSTRUCTIONS, PROXIES WILL BE VOTED “FOR” ITEMS 1, 2 AND 3 AND IN THE DISCRETION OF THE PROXY AGENTS AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OF STOCKHOLDERS OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

*Exceptions

THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT FOR THE 2009 ANNUAL MEETING. PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

Mark Here for Address Change or Comments SEE REVERSE ☐

Signature			Signature			Date
NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Ù FOLD AND DETACH HERE Ù
WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING,
BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to the annual meeting day.

AMBASSADORS GROUP, INC.	INTERNET http://www.proxyvoting.com/epax Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.
OR
TELEPHONE 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

You can view the Annual Report and Proxy Statement on the internet at: http://bnymellon.mobular.net/bnymellon/epax

PROXY
AMBASSADORS GROUP, INC. Dwight D. Eisenhower Building 2001 South Flint Road Spokane, Washington 99224
This Proxy is Solicited on Behalf of the Board of Directors

The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders and the Proxy Statement, and appoints John A. Ueberroth and Jeffrey D. Thomas, and each of them, the Proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of Ambassadors Group, Inc. (the “Company”) held of record by the undersigned as of the close of business on March 23, 2009, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Stockholders of the Company to be held on May 7, 2009, and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the manner set forth.

BNY MELLON SHAREOWNER SERVICES P.O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250
Address Change/Comments (Mark the corresponding box on the reverse side)
(Continued and to be marked, dated and signed, on the other side)

Ù FOLD AND DETACH HERE Ù
You can now access your Ambassadors Group, Inc. account online.

Access your Ambassadors Group, Inc. stockholder account online via Investor ServiceDirect® (ISD).

The transfer agent for Ambassadors Group, Inc., now makes it easy and convenient to get current information on your stockholder account.

• View account status • View certificate history • View book-entry information	• View payment history for dividends • Make address changes • Obtain a duplicate 1099 tax form • Establish/change your PIN
Visit us on the web at http://www.bnymellon.com/shareowner/isd
For Technical Assistance Call 1-877-978-7778 between 9am-7pm
Monday-Friday Eastern Time

www.bnymellon.com/shareowner/isd
Investor ServiceDirect®
Available 24 hours per day, 7 days per week

TOLL FREE NUMBER: 1-800-370-1163

Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/isd where step-by-step instructions will prompt you through enrollment.